Exhibit 4.3
VAXXINITY,

INC.
INDENTURE
Dated as of [___]
[___], as Trustee

TABLE OF CONTENTS
Page
Article 1
Definition and Incorporation by Reference
Section 1.01.

Definitions
5
Section 1.02.

Other Definitions
9
Section 1.03.

Incorporation by Reference of Trust

Indenture Act
10
Section 1.04.

Rules of Construction
10
Article 2
The Securities
Section 2.01.

Issuable in Series
11
Section 2.02.

Establishment of Terms

of Series of Securities
11
Section 2.03.

Execution and Authentication
13
Section 2.04.

Registrar and Paying Agent
14
Section 2.05.

Paying Agent to Hold Money in Trust
15
Section 2.06.

Securityholder Lists
15
Section 2.07.

Exchange and Registration of Transfer
15
Section 2.08.

Mutilated, Destroyed, Lost and Stolen Securities
16
Section 2.09.

Outstanding Securities
17
Section 2.10.

Treasury Securities
17
Section 2.11.

Temporary

Securities
17
Section 2.12.

Cancellation
18
Section 2.13.

Defaulted Interest
18
Section 2.14.

Registered Global Securities
18
Section 2.15.

Computation of Interest
19
Section 2.16.

CUSIP and ISIN Numbers
19
Article 3
Redemption
Section 3.01.

Notice to Trustee
19
Section 3.02.

Selection of Securities to be Redeemed
19
Section 3.03.

Notice of Redemption
20
Section 3.04.

Effect of Notice of Redemption
20
Section 3.05.

Deposit of Redemption Price
20
Section 3.06.

Securities Redeemed in Part
21
Article 4
Covenants
Section 4.01.

Payment of Principal and Interest
21
Section 4.02.

SEC Reports
21
Section 4.03.

Compliance Certificate
21
Section 4.04.

Stay, Extension

and Usury Laws
21
Section 4.05.

Corporate Existence
21
Section 4.06.

Maintenance of Office or Agency
21
Section 4.07.

Money For Securities Payments to be Held in Trust
22
Section 4.08.

Waiver of Certain Covenants
23

Article 5
Successors
Section 5.01.

When Company May Merge, Etc
23
Section 5.02.

Successor Corporation Substituted
23
Article 6
Defaults and Remedies
Section 6.01.

Events of Default
23
Section 6.02.

Acceleration of Maturity; Rescission and Annulment
24
Section 6.03.

Collection of Indebtedness and Suits for Enforcement

by Trustee
26
Section 6.04.

Trustee May

File Proofs of Claim
27
Section 6.05.

Trustee May

Enforce Claims without Possession of Securities
27
Section 6.06.

Application of Money Collected
27
Section 6.07.

Limitation on Suits
28
Section 6.08.

Unconditional Right of Holders to Receive Principal

and Interest
28
Section 6.09.

Restoration of Rights and Remedies
28
Section 6.10.

Rights and Remedies Cumulative
28
Section 6.11.

Delay or Omission Not Waiver
29
Section 6.12.

Control by Holders
29
Section 6.13.

Waiver of Past Defaults
29
Section 6.14.

Undertaking for Costs
29
Article 7
Trustee
Section 7.01.

Duties of Trustee
30
Section 7.02.

Rights of Trustee
31
Section 7.03.

Individual Rights of Trustee
32
Section 7.04.

Trustee’s

Disclaimer
32
Section 7.05.

Notice of Defaults
32
Section 7.06.

Reports by Trustee

to Holders
32
Section 7.07.

Compensation and Indemnity
32
Section 7.08.

Replacement of Trustee
33
Section 7.09.

Successor Trustee

by Merger, etc
34
Section 7.10.

Eligibility; Disqualification
34
Section 7.11.

Preferential Collection of Claims against Company
34
Article 8
Satisfaction and Discharge; Defeasance
Section 8.01.

Satisfaction and Discharge of Indenture
34
Section 8.02.

Application of Trust

Funds; Indemnification
35
Section 8.03.

Legal Defeasance of Securities of any Series
35
Section 8.04.

Covenant Defeasance
37
Section 8.05.

Repayment to Company
38
Section 8.06.

Effect of Subordination Provisions
38
Article 9
Amendments and Waivers
Section 9.01.

Without Consent of Holders
38
Section 9.02.

With Consent of Holders
39

Section 9.03.

Limitations
39
Section 9.04.

Compliance with Trust

Indenture Act
40
Section 9.05.

Revocation and Effect of Consents
40
Section 9.06.

Notation on or Exchange of Securities
40
Section 9.07.

Trustee Protected
41
Article 10
Subordination of Securities
Section 10.01.

Agreement to Subordinate
41
Article 11
Miscellaneous
Section 11.01.

Trust Indenture

Act Controls
41
Section 11.02.

Notices
41
Section 11.03.

Communication by Holders with Other Holders
42
Section 11.04.

Certificate and Opinion as to Conditions Precedent
42
Section 11.05.

Statements Required in Certificate or Opinion
42
Section 11.06.

Rules by Trustee

and Agents
42
Section 11.07.

Legal Holidays
42
Section 11.08.

No Recourse Against Others
43
Section 11.09.

Counterparts
43
Section 11.10.

Governing Laws; Waiver of Jury Trial
43
Section 11.11.

No Adverse Interpretation of Other Agreements
43
Section 11.12.

Successors
43
Section 11.13.

Severability
43
Section 11.14.

Table

of Contents, Headings, Etc
43
Section 11.15.

Securities in a Foreign Currency
43
Section 11.16.

Judgment Currency
44
Section 11.17.

Acts of Holders
44
Section 11.18.

Force Majeure
45
Article 12
Sinking Funds
Section 12.01.

Applicability of Article
45
Section 12.02.

Satisfaction of Sinking Fund Payments with Securities
46
Section 12.03.

Redemption of Securities for Sinking Fund
46

Reconciliation and tie between Trust Indenture

Act of 1939 and Indenture, dated as of [___].

§ 310(a)(1).....................................................................................................

7.10
(a)(2)

....................................................................................................

7.10
(a)(3)

....................................................................................................

Not Applicable
(a)(4)

....................................................................................................

Not Applicable
(a)(5)

....................................................................................................

7.10
(b) ........................................................................................................

7.10
§ 311(a) .........................................................................................................

7.11
(b) ........................................................................................................

7.11
§ 312(a)

.........................................................................................................

2.06
(b) ........................................................................................................

11.03
(c) ........................................................................................................

11.03
§ 313(a)

.........................................................................................................

7.06
(b)(1)

....................................................................................................

7.06
(b)(2)

....................................................................................................

7.06
(c) ........................................................................................................

7.06
(d) ........................................................................................................

7.06
§ 314(a)

.........................................................................................................

4.02, 4.03
(b) ........................................................................................................

Not Applicable
(c)(1)

....................................................................................................

11.04
(c)(2)

....................................................................................................

11.04
(c)(3)

....................................................................................................

Not Applicable
(d) ........................................................................................................

Not Applicable
(e) ........................................................................................................

11.05
(f) .........................................................................................................

Not Applicable
§ 315(a)

.........................................................................................................

7.01
(b) ........................................................................................................

7.05
(c) ........................................................................................................

7.01
(d) ........................................................................................................

7.01
(e) ........................................................................................................

6.14
§ 316(a)

.........................................................................................................

2.10
(a)(1)(A)

...............................................................................................

6.12
(a)(1)(B)

...............................................................................................

6.13
(a)(2)

....................................................................................................

Not Applicable
(b) ........................................................................................................

6.08
(c) ........................................................................................................

9.05
§ 317(a)(1).....................................................................................................

6.03
(a)(2)

....................................................................................................

6.04
(b) ........................................................................................................

2.05
§ 318(a)

.........................................................................................................

11.01
Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

Indenture dated as of [___], between Vaxxinity,

Inc., a Delaware corporation (the “Company”),
and [___] (the “Trustee”).
Each party agrees as follows for the benefit of the other

party and for the equal and ratable
benefit of the Holders of the Securities issued under this

Indenture.
ARTICLE 1
D
EFINITION AND
I
NCORPORATION BY
R
EFERENCE
Section 1.01.

Definitions.
“Additional Amounts” means any additional amounts which are

required hereby or by any
Security, under circumstances

specified herein or therein, to be paid by the Company in

respect of certain
taxes imposed on Holders specified therein and which

are owing to such Holders.
“Affiliate” of any specified Person means any

other Person, directly or indirectly,

controlling or
controlled by or under direct or indirect common control

with such specified Person. For the purposes of
this definition, “control” when used with respect to any Person means the power to direct the
management and policies of such Person, directly or indirectly,

whether through the ownership of voting
securities, by contract or otherwise; and the terms “controlling”

and “controlled” have meanings correlative
to the foregoing.
“Agent” means any Registrar,

Paying Agent, co-agent, co-registrar or Service Agent.
“Authorized Newspaper” means a newspaper in an official

language of the country of publication
customarily published at least once a day for at least five

days in each calendar week and of general
circulation in the place in connection with which the term

is used. If it shall be impractical in the opinion of
the Trustee to make any publication

of any notice required hereby in an Authorized

Newspaper, any
publication or other notice in lieu thereof that is made or

given by the Trustee shall constitute a

sufficient
publication of such notice.
“Bearer” means anyone in possession from time to time

of a Bearer Security.
“Bearer Global Security” or “Bearer Global Securities” means a Bearer Security or Securities, as
the case may be, in the form established pursuant to Section 2.02 evidencing all or part of a Series of
Bearer Securities, deposited with a common depositary

for Euroclear Bank S.A./N.V.,

as operator of the
Euroclear System and/or Clearstream Banking, société

anonyme, Luxembourg.
“Bearer Security” means any Security,

including any interest coupon appertaining thereto, that
does not provide for the identification of the Holder thereof.
“Board of Directors” means the Board of Directors of the Company or any duly authorized
committee thereof.
“Board Resolution” means a copy of a resolution certified by the

Secretary or an Assistant
Secretary of the Company to have been adopted by the Board

of Directors or pursuant to authorization by
the Board of Directors and to be in full force and effect

on the date of the certificate and delivered to the
Trustee.
“Business Day” means, unless otherwise provided by

Board Resolution, Officers’ Certificate or
supplemental indenture hereto for a particular Series, each day which is not a Legal Holiday.

“Capital Stock” of any Person means any and all shares,

interests, rights to purchase, warrants,
options, participations or other equivalents of or interests in (however designated) equity of such Person,
including any Preferred Stock, but excluding any debt

securities convertible into such equity.
“Company” means the party named as such above until a successor replaces it and thereafter
means the successor.
“Company Order” means a written order signed in the

name of the Company by two Officers, one
of whom must be the Company’s principal executive

officer, principal financial

officer or principal
accounting officer.
“Company Request” means a written request signed in

the name of the Company by its Chairman
of the Board of Directors, principal executive officer,

principal financial officer,

principal accounting officer,
a President or a Vice President, and by its

Treasurer,

an Assistant Treasurer,

its Secretary or an
Assistant Secretary,

and delivered to the Trustee.
“Corporate Trust Office” means

the office of the Trustee

at which at any particular time its
corporate trust business relating to this Indenture shall be principally administered, which as of the date of
this Indenture shall be located

at:
[___].
“Debt” of any Person as of any date means, without duplication,

all indebtedness of such Person
in respect of borrowed money,

including all interest, fees and expenses owed in respect thereto

(whether
or not the recourse of the lender is to the whole of the

assets of such Person or only to a portion thereof),
or evidenced by bonds, notes, debentures or similar instruments.
“Default” means any event which is, or after notice or passage of time would be, an Event of
Default.
“Depositary” means, with respect to the Securities of any

Series issuable or issued in whole or in
part in the form of one or more Registered Global Securities,

the Person designated as Depositary for
such Series by the Company,

which Depositary shall be a clearing agency registered

under the Exchange
Act; and if at any time there is more than one such Person,

“Depositary” as used with respect to the
Securities of any Series shall mean the Depositary with

respect to the Securities of such Series.
“Discount Security” means any Security that provides for

an amount less than the stated principal
amount thereof to be due and payable upon declaration

of acceleration of the maturity thereof pursuant to
Section 6.02.
“Dollars” means the currency of the United States of

America.
“Exchange Act” means the Securities Exchange Act of 1934,

as amended.
“Foreign Currency” means any currency or currency unit

issued by a government other than the
government of the United States of America.
“Foreign Government Obligations” means with respect

to Securities of any Series that are
denominated in a Foreign Currency,

(i) direct obligations of the government that issued or

caused to be
issued such currency for the payment of which obligations

its full faith and credit is pledged or (ii)
obligations of a Person controlled or supervised by or acting as an agency or instrumentality of such
government the timely payment of which is unconditionally

guaranteed as a full faith and credit obligation
by such government, which, in either case under clauses

(i) or (ii), are not callable or redeemable at the
option of the issuer thereof.

“Holder” or “Securityholder” means a Person in whose

name a Security is registered in the
Register or the holder of a Bearer Security.
“Indenture” means this Indenture as originally executed

and delivered and as supplemented or
amended from time to time and shall include the form and terms of particular Series of Securities
established as contemplated hereunder.
“interest” with respect to any Discount Security which by

its terms bears interest only after
Maturity, means interest

payable after Maturity.
“Maturity,” when used

with respect to any Security or installment of principal

thereof, means the
date on which the principal of such Security or such installment of principal becomes due and payable as
therein or herein provided, whether at the Stated Maturity

or by declaration of acceleration, call for
redemption, notice of option to elect repayment or otherwise.
“Officer” means the Chairman of the Board, the

principal executive officer,

the principal financial
officer, the principal

accounting officer,

the President, any Vice-President, the Treasurer,

the Secretary,
any Assistant Treasurer or any Assistant

Secretary of the

Company.
“Officers’ Certificate” means a certificate signed by

two Officers, one of whom must be the
Company’s principal executive officer,

principal financial officer or principal accounting

officer.
“Opinion of Counsel” means a written opinion of legal

counsel who is reasonably acceptable to
the Trustee. The counsel may be an employee

of or counsel to the Company or the Trustee.
“Person” means any individual, corporation, partnership, joint venture, association, limited liability
company, joint-stock

company, trust,

unincorporated organization or government or any agency

or
political subdivision thereof.
“Place of Payment,” when used with respect to the Securities of any Series, means the place or
places specified in accordance with Section 2.02 where

the principal of and any premium and interest on
the Securities of that Series are payable, or if not so specified,

in accordance with Section 4.06.
“Preferred Stock,” as applied to the Capital Stock of any

Person, means Capital Stock of any
class or classes (however designated) that is preferred as to the payment of dividends, or as to the
distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over
shares of Capital Stock of any other class of such Person.
“principal” of a Security means the principal of the Security plus, when appropriate, the premium,
if any, on, and any

Additional Amounts in respect of, the Security.
“Registered Global Security” or “Registered Global Securities”

means a Security or Securities, as
the case may be, in the form established pursuant to Section 2.02 evidencing all or part of a Series of
Securities, issued to the Depositary for such Series or its

nominee, and registered in the name of such
Depositary or nominee.
“Registered Securities” means any Security registered

on the Register of the Company.
“SEC” means the Securities and Exchange Commission.
“Securities” means the debentures, notes or other debt

instruments of the Company of any Series
authenticated and delivered under this Indenture.
“Securities Act” means the Securities Act of 1933, as amended,

and the rules and regulations
promulgated thereunder, as

in effect from time to time.

“Senior Debt” means the principal of, premium, if any,

unpaid interest, and all fees and other
amounts payable in connection with the following, whether

outstanding on the date hereof or thereafter
created, incurred, assumed or guaranteed, on (x)the Debt

of the Company,

for money borrowed other
than (a) any Debt of the Company which when incurred

and without respect to any election under Section
1111(b)

of the Federal Bankruptcy Code, was without recourse

to the Company, (b)

any Debt of the
Company to any of its Subsidiaries, (c) Debt to any employee of the Company, (d)

any liability for taxes
and (e) Trade Payables, unless the instrument

creating or evidencing the same or pursuant to which the
same is outstanding provides that such Debt is not senior or prior in right of payment to the Securities, (y)
all obligations of the Company under interest rate, currency and commodity swaps, caps, floors, collars,
hedge arrangements, forward contracts or similar agreements

or arrangements and (z) renewals,
extensions, modifications and refundings of any such

Debt. This definition may be modified or
superseded by a supplemental indenture.
“Senior Securities” means Securities other than Subordinated

Securities.
“Series” or “Series of Securities” means each series of

debentures, notes or other debt
instruments of the Company created pursuant to Sections

2.01 and 2.02 hereof.
“Stated Maturity” when used with respect to any Security

or any installment of principal thereof or
interest thereon, means the date specified in such Security

as the fixed date on which the principal of
such Security or such installment of principal or interest

is due and payable (without regard for any
provisions for acceleration, redemption prepayment or

otherwise).
“Subordinated Securities” means Securities that by the

terms established pursuant to Section
2.02(i) are subordinated in right of payment to Senior Debt

of the Company.
“Subordination Provisions,” when used with respect to

the Subordinated Securities of any Series,
shall have the meaning established pursuant to Section 2.02(i) with respect to the Subordinated
Securities of such Series.
“Subsidiary” of any Person means any corporation, association,

partnership or other business
entity of which more than 50% of the total voting power

of shares of Capital Stock or other interests
(including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in
the election of directors, managers or trustees thereof

is at the time owned or controlled, directly or
indirectly, by (i) such

Person, (ii) such Person and one or more Subsidiaries

of such Person or (iii) one or
more Subsidiaries of such Person.
“TIA” means the Trust Indenture

Act of 1939 (15 U.S. Code §§ 77aaa -77bbbb) as in effect

on the
date of this Indenture; provided, however,

that in the event the Trust Indenture

Act of 1939 is amended
after such date, “TIA” means, to the extent required by

any such amendment, the Trust Indenture

Act of
1939 as so amended.
“Trade Payables” means accounts payable

or any other Debt or monetary obligations to trade
creditors created or assumed by the Company or any

Subsidiary of the Company in the ordinary course
of business in connection with the receipt of materials or services.
“Trust Officer” means any officer

within the Corporate Trust Office

of the Trustee with direct
responsibility for the administration of this Indenture.
“Trustee” means the Person named as

the “Trustee” in the first paragraph of

this instrument until
a successor Trustee shall have become such

pursuant to the applicable provisions of this Indenture,

and
thereafter “Trustee” shall mean or include

each Person who is then a Trustee

hereunder, and if at any
time there is more than one such Person, “Trustee”

as used with respect to the Securities of any Series
shall mean the Trustee with respect to

Securities of that Series.

“U.S. Government Obligations” means direct obligations

(or certificates representing an
ownership interest in such obligations) of the United

States of America (including any agency or
instrumentality thereof) for the payment of which the full

faith and credit of the United States of America is
pledged and which are not callable or redeemable at the issuer’s option.
Section 1.02.

Other Definitions.

Term
Defined in
Section

“Bankruptcy Law” ..................................................................................................

6.01
“Custodian”

............................................................................................................

6.01
“Event of Default” ..................................................................................................

6.01
“Judgment Currency” ............................................................................................

11.16
“Legal Holiday” ......................................................................................................

11.07
“mandatory sinking fund payment”

........................................................................

12.01
“Market Exchange Rate” .......................................................................................

11.15
“New York

Banking Day”

.......................................................................................

11.16
“optional sinking fund payment” ............................................................................

12.01
“Paying Agent” ......................................................................................................

2.04
“Register”...............................................................................................................

2.04
“Registrar” .............................................................................................................

2.04
“Required Currency”

..............................................................................................

11.16
“Service Agent” .....................................................................................................

2.04
“successor person”

................................................................................................

5.01
Section 1.03.

Incorporation by Reference of Trust Indenture

Act.

Whenever this Indenture
refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this
Indenture. The following TIA terms used in this Indenture

have the following meanings:
“Commission” means the SEC.
“indenture securities” means the Securities.
“indenture security holder” means a Securityholder.
“indenture to be qualified” means this Indenture.
“indenture trustee” or “institutional trustee” means the Trustee.
“obligor” on the indenture securities means the Company

and any successor obligor upon the
Securities.
All other terms used in this Indenture that are defined

by the TIA, defined by TIA reference to
another statute or defined by SEC rule under the TIA and not otherwise defined herein are used herein as
so defined.
Section 1.04.

Rules of Construction.

Unless the context otherwise requires:
(i)

a term has the meaning assigned to it;
(ii)

an accounting term not otherwise defined has the meaning

assigned to it in
accordance with generally accepted accounting principles;

(iii)

references to “generally accepted accounting principles”

shall mean generally
accepted accounting principles in effect as of the

time when and for the period as to which such
accounting principles are to be applied;
(iv)

or” is not exclusive; and
(v)

words in the singular include the plural, and in the plural

include the singular.
ARTICLE 2
T
HE
S
ECURITIES
Section 2.01.

Issuable in Series.

The aggregate principal amount of Securities that

may be
authenticated and delivered under this Indenture is unlimited.

The Securities may be issued in one or
more Series. All Securities of a Series shall be identical except as may be set forth in a Board Resolution,
a supplemental indenture or an Officers’ Certificate

detailing the adoption of the terms thereof pursuant

to
the authority granted under a Board Resolution. In the

case of Securities of a Series to be issued from
time to time, the Board Resolution, Officers’ Certificate

or supplemental indenture may provide for the
method by which specified terms (such as interest rate,

maturity date, record date or date from which
interest shall accrue) are to be determined. Securities may differ between Series in respect of any
matters, provided that all Series of Securities shall be equally and ratably entitled to the benefits of the
Indenture.
Section 2.02.

Establishment of Terms

of Series of Securities.

At or prior to the issuance of any
Securities within a Series, the following shall be established

(as to the Series generally,

in the case of
Subsection 2.02(a) and either as to such Securities within the

Series or as to the Series generally in the
case of Subsections 2.02(b) through 2.02(x)) by a Board

Resolution, a supplemental indenture or an
Officers’ Certificate pursuant to authority granted

under a Board Resolution:
(a)

the title and designation of the Securities of the Series,

which shall distinguish the
Securities of the Series from the Securities of all other

Series, and which may be part of a Series of
Securities previously issued;
(b)

any limit upon the aggregate principal amount of the Securities of the Series that may be
authenticated and delivered under this Indenture (except for

Securities authenticated and delivered upon
registration of, transfer of, or in exchange for,

or in lieu of, other Securities of the Series pursuant to
Section 2.07, 2.08, 2.11,

3.06 or 9.06);
(c)

if other than Dollars, the Foreign Currency or Foreign

Currencies in which the Securities of
the Series are denominated;
(d)

the date or dates on which the principal of the Securities

of the Series is payable or the
method of determination thereof;
(e)

the rate or rates (which may be fixed or variable) at which

the Securities of the Series shall
bear interest, if any,

the date or dates from which such interest shall accrue,

on which such interest shall
be payable, the terms and conditions of any deferral of

interest and the additional interest, if any,

thereon,
the right, if any, of

the Company to extend the interest payment periods

and the duration of the
extensions and (in the case of Registered Securities) the

date or dates on which a record shall be taken
for the determination of Holders to whom interest is payable and/or the method by which such rate or
rates or date or dates shall be determined;
(f)

the place or places where and the manner in which, the principal of and any interest on
Securities of the Series shall be payable;

(g)

the right, if any, of

the Company to redeem Securities, in whole or in

part, at its option and
the period or periods within which, or the date or dates

on which, the price or prices at which and any
terms and conditions upon which Securities of the Series

may be so redeemed, pursuant to any sinking
fund or otherwise;
(h)

the obligation, if any,

of the Company to redeem, purchase or repay Securities

of the
Series pursuant to any mandatory redemption, sinking

fund or analogous provisions or at the option of a
Holder thereof and the price or prices at which and the

period or periods within which or the date or dates
on which, and any terms and conditions upon which Securities of the Series shall be redeemed,
purchased or repaid, in whole or in part, pursuant to such obligation;
(i)

if the Securities of such Series are Subordinated Securities,

the terms pursuant to which
the Securities of such Series will be made subordinate in right of payment to Senior Debt and the
definition of such Senior Debt with respect to such Series

(in the absence of an express statement to the
effect that the Securities of such Series are subordinate

in right of payment to all such Senior Debt, the
Securities of such Series shall not be subordinate to Senior

Debt and shall not constitute Subordinated
Securities); and, in the event that the Securities of such

Series are Subordinated Securities, such Board
Resolution, Officer’s Certificate or supplemental indenture, as the case may be, establishing the terms of
such Series shall expressly state which articles, sections

or other provisions thereof constitute the
“Subordination Provisions” with respect to the Securities

of such Series;
(j)

if other than denominations of $1,000 and any integral multiple thereof in the case of
Registered Securities, or $1,000 and $5,000 in the case

of Bearer Securities, the denominations in which
Securities of the Series shall be issuable;
(k)

the percentage of the principal amount at which the Securities will be issued, and, if other
than the principal amount thereof, the portion of the principal amount of Securities of the Series which
shall be payable upon declaration of acceleration of the maturity thereof and the terms and conditions of
any acceleration;
(l)

if other than the coin, currency or currencies in which the Securities of the Series are
denominated, the coin, currency or currencies in which

payment of the principal of or interest on the
Securities of such Series shall be payable, including composite currencies or currency units;
(m) if the principal of or interest

on the Securities of the Series are to be payable, at

the
election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities
are denominated, the period or periods within which, and the terms and conditions upon which, such
election may be made;
(n)

if the amount of payments of principal of and interest on the Securities of the Series may
be determined with reference to an index or formula based

on a coin, currency,

composite currency or
currency unit other than that in which the Securities of the

Series are denominated, the manner in which
such amounts shall be determined;
(o)

whether the Securities of the Series will be issuable as

Registered Securities (and if so,
whether such Securities will be issuable as Registered

Global Securities) or Bearer Securities, with or
without interest coupons appertaining thereto (and if, so

whether such Securities will be issuable as
Bearer Global Securities), or any combination of the foregoing,

any restrictions applicable to the offer,
sale or delivery of Bearer Securities or the payment of interest thereon and the terms upon which Bearer
Securities of any Series may be exchanged

for Registered Securities of such Series and vice versa;
(p)

whether and under what circumstances the Company

will pay additional amounts on the
Securities of the Series held by a person who is not a U.S.

person in respect of any tax, assessment or
governmental charge withheld or deducted and, if so,

whether the Company will have the option to
redeem the Securities of the Series rather than pay such

additional amounts;

(q)

if the Securities of the Series are to be issuable in definitive form (whether upon original
issue or upon exchange of a temporary Security of such

Series) only upon receipt of certain certificates or
other documents or satisfaction of other conditions, the form and terms of such certificates, documents or
conditions;
(r)

any trustees, depositaries, authenticating or paying agents,

transfer agents or registrars of
any other agents with respect to the Securities of such Series;
(s)

any deletion from, modification of or addition to the Events of Default or covenants with
respect to the Securities of such Series, including, if applicable,

covenants affording Holders of debt
protection with respect to the Company’s operations,

financial conditions and transactions involving the
Company;
(t)

if the Securities of the Series are to be convertible into

or exchangeable for any other
security or property of the Company,

including, without limitation, securities of another Person

held by the
Company or its Affiliates and, if so, the terms thereof,

including conversion or exchange prices or rate and
adjustments thereto;
(u)

the price or prices at which the Securities will be issued;
(v)

any provisions for remarketing;
(w)

the terms applicable to any Securities issued at a discount from their stated principal
amount; and
(x)

any other terms of the Series.
All Securities of any one Series need not be issued at the

same time and may be issued from
time to time, consistent with the terms of this Indenture, if so provided by or pursuant to the Board
Resolution, supplemental indenture or Officers’ Certificate

referred to above, and the authorized principal
amount of any Series may not be increased to provide for issuances of additional Securities of such
Series, unless otherwise provided in such Board Resolution,

supplemental indenture or Officers’
Certificate.
Section 2.03.

Execution and Authentication.

One or more Officers shall sign the

Securities for
the Company by manual or facsimile signature.
If an Officer whose signature is on a Security no

longer holds that office at the time the Security

is
authenticated, the Security shall be valid nevertheless

so long as such individual was an Officer at the
time of execution of the Security.
A Security shall not be valid until authenticated by the manual signature of the Trustee or an
authenticating agent. The signature shall be conclusive evidence that the Security has been
authenticated under this Indenture.
The Trustee shall at any time, and from

time to time, authenticate Securities for original issue

in
the principal amount provided in the Board Resolution,

supplemental indenture hereto or Officers’
Certificate, upon receipt by the Trustee of

a Company Order. Each

Security shall be dated the date of its
authentication unless otherwise provided by a Board Resolution,

a supplemental indenture hereto or an
Officers’ Certificate.
The aggregate principal amount of Securities of any Series

outstanding at any time may not
exceed any limit upon the maximum principal amount for

such Series set forth in the Board Resolution,
supplemental indenture hereto or Officers’ Certificate

delivered pursuant to Section 2.02, except as
provided in Section 2.08.

Prior to the issuance of Securities of any Series, the Trustee shall have received and (subject to
Section 7.02) shall be fully protected in relying on: (a) the Board

Resolution, supplemental indenture
hereto or Officers’ Certificate establishing the form

of the Securities of that Series or of Securities within
that Series and the terms of the Securities of that Series

or of Securities within that Series, (b) an Officers
’ Certificate complying with Section 11.04,

and (c) an Opinion of Counsel complying with Section

11.04.
The Trustee shall have the right to decline

to authenticate and deliver any Securities of such
Series: (a) if the Trustee, being advised

by counsel, determines that such action may not lawfully

be
taken; or (b) if the Trustee in good faith shall

determine that such action would expose the Trustee

to
personal liability to Holders of any then outstanding Series of

Securities.
The Trustee may appoint an authenticating

agent reasonably acceptable to the Company to
authenticate the Securities. Any such appointment shall be evidenced by an instrument signed by a Trust
Officer, a copy of which

shall be furnished to the Company.

Unless limited by the terms of such
appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so.

Each
reference in this Indenture to authentication by the Trustee includes authentication by such agent. An
authenticating agent has the same rights as an Agent

to deal with the Company or an Affiliate.
Section 2.04.

Registrar and Paying Agent.

The Company shall maintain, with respect to each
Series of Securities, at the place or places specified with respect to such Series pursuant to Section 2.02,
an office or agency where Securities of such Series

may be presented or surrendered for payment
(“Paying Agent”), where Securities of such Series may

be surrendered for registration of transfer or
exchange (“Registrar”) and where notices and demands

to or upon the Company in respect of the
Securities of such Series and this Indenture may be served

(“Service Agent”). The Registrar shall keep a
register with respect to each Series of Registered Securities

(the “Register”) and to their transfer and
exchange. The Company will give prompt written notice

to the Trustee of the name and

address, and any
change in the name or address, of each Registrar,

Paying Agent or Service Agent. If at any time the
Company shall fail to maintain any such required Registrar,

Paying Agent or Service Agent or shall fail to
furnish the Trustee with the name and address

thereof, such presentations, surrenders, notices and
demands may be made or served at the Corporate Trust

Office of the Trustee, and the

Company hereby
appoints the Trustee as its agent to receive

all such presentations, surrenders, notices and demands;
provided that the Corporate Trust

Office shall not be an office or agency

of the Company for the purpose
of effecting service of legal process on the Company.
The Company may also from time to time designate one or

more co-registrars, additional paying
agents or additional service agents and may from time

to time rescind such designations; provided,
however, that no such designation

or rescission shall in any manner relieve the Company

of its
obligations to maintain a Registrar,

Paying Agent and Service Agent in each place so specified

pursuant
to Section 2.02 for Securities of any Series for such purposes.

The Company will give prompt written
notice to the Trustee of any such designation

or rescission and of any change in the name or address

of
any such co-registrar, additional

paying agent or additional service agent. The term “Registrar”

includes
any co-registrar; the term “Paying Agent” includes any

additional paying agent; and the term “Service
Agent” includes any additional service agent.
The Company hereby appoints the Trustee

as the initial Registrar,

Paying Agent and Service
Agent for each Series unless another Registrar,

Paying Agent or Service Agent, as the case may be, is
appointed prior to the time Securities of that Series are first issued.

The Company or any of its
domestically organized Subsidiaries may act as Paying

Agent, Registrar or Service Agent. So long as the
Trustee is the Service Agent, no service of

legal process on the Company may be made on the Service
Agent.
The rights, privileges, protections, immunities and benefits given to the Trustee under this
Indenture including, without limitation, its right to be indemnified,

are extended to, and shall be
enforceable by, the Trustee

in each of its capacities hereunder,

and each Agent acting hereunder.

The Company shall enter into an appropriate agency agreement with any Registrar,

Paying Agent
or Service Agent not a party to this Indenture, which shall incorporate the terms of the TIA. The
agreement shall implement the provisions of this Indenture

that relate to such agent. The Company shall
notify the Trustee of the name and address

of any such agent.
The Company may remove any Registrar,

Paying Agent or Service Agent for any Series of
Securities upon written notice to such Registrar,

Paying Agent or Service Agent and to the Trustee;
provided, however, that no

such removal shall become effective until (1) acceptance

of an appointment
by a successor as evidenced by an appropriate agreement

entered into by the Company and such
successor Registrar, Paying

Agent or Service Agent, as the case may be, and delivered

to the Trustee or
(2) notification to the Trustee that the Trustee

shall serve as Registrar,

Paying Agent or Service Agent, as
the case may be, until the appointment of a successor

in accordance with clause (1) above. The
Registrar, Paying Agent or

Service Agent may resign at any time upon written notice;

provided, however,
that the Trustee may resign as Paying

Agent, Registrar or Service Agent only if the Trustee

also resigns
as Trustee in accordance with Section

7.08. Upon any Event of Default under Section 6.01(e)

or Section
6.01(f), the Trustee shall automatically be

the Paying Agent.
Section 2.05.

Paying Agent to Hold Money in Trust.

Prior to each due date of the principal and
interest on any Series of Securities, the Company shall deposit with the Paying Agent (or if the Company
or a Subsidiary is acting as Paying Agent, segregate and hold in trust for the benefit of the Persons
entitled thereto) a sum sufficient to pay such principal

and interest when so becoming due. The Company
shall require each Paying Agent (other than the Trustee)

to agree in writing that the Paying Agent will hold
in trust, for the benefit of Securityholders of any Series

of Securities, or the Trustee, all money

held by the
Paying Agent for the payment of principal of or interest on the

Series of Securities, and shall notify the
Trustee of any default by the Company

in making any such payment. While any such default continues, the Trustee may require a Paying Agent to

pay all money held by it to the Trustee.

The Company at any
time may require a Paying Agent to pay all money held by it

to the Trustee. Upon payment over to

the
Trustee, the Paying Agent (if other than

the Company or a Subsidiary) shall have no further liability for the
money. If the Company

or a Subsidiary acts as Paying Agent, it shall segregate

and hold in a separate
trust fund for the benefit of Securityholders of any Series

of Securities all money held by it as Paying
Agent.
Section 2.06.

Securityholder Lists.

The Trustee shall preserve in as

current a form as is
reasonably practicable the most recent list available to it of the names and addresses of Securityholders
of each Series of Securities and shall otherwise comply

with TIA § 312(a). If the Trustee is not the
Registrar, the Company shall

furnish, or cause the Registrar to furnish, to the Trustee

at least five
Business Days before each interest payment date, but

in any event not less frequently than semi-
annually, and at such

other times as the Trustee may

request in writing a list, in such form and as of such
date as the Trustee may reasonably require,

of the names and addresses of Securityholders of each
Series of Securities.
Section 2.07.

Exchange and Registration of Transfer.

The Company shall cause to be kept at
the Corporate Trust Office the

Register in which, subject to such reasonable regulations

as it may
prescribe, the Company shall provide for the registration of

Securities of a Series and of transfers of
Securities of such Series. The Register shall be in written

form or in any form capable of being converted
into written form within a reasonably prompt period of time.
Upon surrender for registration of transfer of any Security

of a Series to the Registrar or any co-
registrar, and satisfaction of

the requirements for such transfer set forth in this Section 2.07,

the Company
shall execute, and the Trustee shall

authenticate and deliver, in

the name of the designated transferee or
transferees, one or more new Security of the same Series

of any authorized denominations and of a like
aggregate principal amount and bearing such restrictive

legends as may be required by this Indenture.
Securities of a Series may be exchanged for other Securities of the same Series of any
authorized denominations and of a like aggregate principal

amount, upon surrender of the Securities to
be exchanged at any such office or agency maintained

by the Company pursuant to Section 4.06.

Whenever any Securities of a Series are so surrendered

for exchange, the Company shall execute, and
the Trustee shall authenticate and deliver,

the Securities of the same Series that the Holder making

the
exchange is entitled to receive bearing registration numbers not contemporaneously outstanding.
All Securities of a Series issued upon any registration

of transfer or exchange of Securities of the
same Series shall be the valid obligations of the Company,

evidencing the same debt, and entitled to the
same benefits under this Indenture, as the Securities

of the same Series surrendered upon such
registration of transfer or exchange.
All Securities of a Series presented or surrendered for registration of transfer or for exchange
shall (if so required by the Company or the Registrar) be duly endorsed, or be accompanied by a written
instrument or instruments of transfer in form satisfactory

to the Company, and

the Securities of such
Series shall be duly executed by the Holder thereof or

his attorney duly authorized in writing.
No service charge shall be made to any holder for any

registration of, transfer or exchange of
Securities, but the Company or the Trustee

may require payment by the holder of a sum sufficient

to
cover any tax, assessment or other governmental charge

that may be imposed in connection with any
registration of transfer or exchange of such Securities (other than any such transfer tax or similar
governmental charge payable upon exchanges pursuant

to Sections 2.11,

3.06 or 9.06).
Neither the Company nor the Trustee nor any

Registrar shall be required to exchange, issue or
register a transfer of (a) Securities of any Series for a

period of fifteen calendar days next preceding date
of mailing of a notice of redemption of Securities of that

Series selected for redemption, or (b) Securities
of any Series or portions thereof called for redemption,

except for the unredeemed portion of any
Securities of that Series being redeemed in part.
Section 2.08.

Mutilated, Destroyed, Lost and Stolen Securities.

If a mutilated Security is
surrendered to the Registrar or if the Securityholder of

a Security claims that the Security has been lost,
destroyed or wrongfully taken, the Company shall issue

and the Trustee shall authenticate

and deliver a
replacement Security of the same Series if the requirements of

Section 8-405 of the Uniform Commercial
Code are met, such that the Securityholder (a) satisfies

the Company or the Trustee within a

reasonable
time after he has notice of such loss, destruction or wrongful taking and the Registrar does not register a
transfer prior to receiving such notification, (b) makes

such request to the Company or the Trustee

prior to
the Security being acquired by a protected purchaser as

defined in Section 8-303 of the Uniform
Commercial Code (a “protected purchaser”) and (c) satisfies

any other reasonable requirements of the
Company or the Trustee. If required by the

Trustee or the Company,

such Securityholder shall furnish an
indemnity bond sufficient in the judgment of the Trustee

to protect the Trustee and any Agent and

in the
judgment of the Company to protect the Company,

the Trustee, the Paying Agent and the Registrar

from
any loss that any of them may suffer if a Security

is replaced. The Company and the Trustee

may charge
the Securityholder for their expenses in replacing a Security.

In case any Security which has matured or
is about to mature or has been called for redemption,

shall become mutilated or be destroyed, lost or
stolen, the Company may,

instead of issuing a substitute Security,

pay or authorize the payment of
(without surrender thereof except in the case of a mutilated

Security), as the case may be, if the applicant
for such payment or conversion shall furnish to the Company,

to the Trustee and, if applicable, to such
authenticating agent such security or indemnity as may

be required by them to save each of them
harmless for any loss, liability,

cost or expense caused by or in connection with such

substitution, and, in
every case of destruction, loss or theft, the applicant shall also furnish to the Company,

the Trustee and, if
applicable, any Paying Agent evidence to their satisfaction of the destruction, loss or theft of such
Securities and of the ownership thereof.
Every replacement Security of any Series issued pursuant to

this Section is an additional
obligation of the Company,

evidencing the same debt, and entitled to the same benefits

under this
Indenture, as the Securities of the same Series replaced.

The provisions of this Section are exclusive and shall

preclude (to the extent lawful) all other
rights and remedies with respect to the replacement or

payment of mutilated, destroyed, lost or stolen
Securities.
Section 2.09.

Outstanding Securities.

The Securities outstanding at any time are all the
Securities authenticated by the Trustee

except for those cancelled by it, those delivered to

it for
cancellation, those reductions in the interest on a Registered

Global Security effected by the Trustee

in
accordance with the provisions hereof and those described in this Section as not outstanding. A Security
does not cease to be outstanding because the Company

or an Affiliate holds the Security.
If a Security is replaced pursuant to Section 2.08, it ceases to be outstanding unless the Trustee
and the Company receive proof satisfactory to them that the

replaced Security is held by a protected
purchaser.
If the Paying Agent (other than the Company,

a Subsidiary or an Affiliate of any thereof) holds

on
the Maturity of Securities of a Series money sufficient

to pay such Securities (or portions thereof) payable
on that date, and the Paying Agent is not prohibited from

paying such money to the Securityholders of
such Series on that date pursuant to the terms of the Indenture,

then on and after that date such
Securities of the Series (or portions thereof) cease to be

outstanding and interest on them ceases to
accrue.
In determining whether the Holders of the requisite principal amount of outstanding Securities
have given any request, demand, authorization, direction,

notice, consent or waiver hereunder,

the
principal amount of a Discount Security that shall be deemed to be outstanding for such purposes shall
be the amount of the principal thereof that would be due and payable as of the date of such determination
upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02.
Section 2.10.

Treasury Securities.

In determining whether the Holders of the required

principal
amount of Securities of a Series have concurred in any

direction, waiver or consent, Securities of a Series
owned by the Company,

any other obligor upon the Securities or an

Affiliate of the Company or such
other obligor shall be disregarded and deemed not to be outstanding,

except that for the purposes of
determining whether the Trustee shall

be protected in relying on any such direction, waiver or

consent
only Securities of a Series that the Trustee

knows are so owned shall be so disregarded. Securities

so
owned which have been pledged in good faith may be regarded

as outstanding if the pledgee establishes
to the satisfaction of the Trustee the pledgee’s

right so to act with respect to such Securities and that

the
pledgee is not the Company or any other obligor upon

the Securities or any Affiliate of the Company or
any other obligor on the Securities. In case of a dispute

as to such right, the advice of counsel shall be full
protection in respect of any decision made by the Trustee

in accordance with such advice. Upon written
request of the Trustee, the Company

shall furnish to the Trustee promptly

an Officers’ Certificate listing
and identifying all Securities, if any,

known by the Company to be owned or held by or for the account of
any of the above-described persons; and, subject to Sections

7.01 and 7.02, the Trustee shall be entitled
to accept such Officers’ Certificate as conclusive

evidence of the facts therein set forth and of the fact that all Securities not listed therein are outstanding for the purpose of any such determination.
Section 2.11.

Temporary

Securities.

Pending the preparation of Securities in certificated

form,
the Company may execute and the Trustee

or an authenticating agent appointed by the Trustee

shall,
upon a Company Order, authenticate

and deliver temporary Securities (printed, lithographed,

typewritten,
photocopied or otherwise produced). Temporary

Securities shall be issuable in any authorized
denomination, and substantially in the form of the Securities in certificated form, but with such omissions,
insertions and variations as may be appropriate for temporary

Securities, all as may be determined by the
Company. Every

such temporary Security shall be executed by the Company

and authenticated by the
Trustee or such authenticating agent upon

the same conditions and in substantially the same manner,
and with the same effect, as the Securities in certificated

form. Without unreasonable delay,

the Company
will execute and deliver to the Trustee

or such authenticating agent Securities of the same Series

in
certificated form and thereupon any or all temporary Securities may be surrendered in exchange therefor,
at each office or agency maintained by the Company

pursuant to Section 4.07 and the Trustee

or such

authenticating agent shall authenticate and make available for delivery in exchange for such temporary
Securities an equal aggregate principal amount of Securities of the same Series in certificated form. Such
exchange shall be made by the Company at its own

expense and without any charge therefor.

Until so
exchanged, the temporary Securities shall in all respects

be entitled to the same benefits and subject to
the same limitations under this Indenture as Securities

of the same Series in certificated form
authenticated and delivered hereunder.
Section 2.12.

Cancellation.

The Company at any time may deliver Securities to the

Trustee for
cancellation. The Registrar and the Paying Agent shall

forward to the Trustee any Securities surrendered
to them for registration of transfer,

exchange or payment. The Trustee

and no one else shall cancel all
Securities surrendered for registration of transfer,

exchange, payment, replacement or cancellation and
dispose of such cancelled Securities in accordance with

its customary procedure. The Company may not
issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation. The
Trustee shall not authenticate Securities

in place of cancelled Securities other than pursuant to the terms of this Indenture.
Section 2.13.

Defaulted Interest.

If the Company defaults in a payment of interest on

a Series
of Securities, it shall pay the defaulted interest, plus, to the extent permitted by law,

any interest payable
on the defaulted interest, to the Persons who are Securityholders of the Series on a subsequent special
record date. The Company shall fix or cause to be fixed any such special record date and payment date
to the reasonable satisfaction of the Trustee

and shall promptly mail or cause to be mailed or deliver by
electronic transmission to each Securityholder of the

Series a notice that states the special record date,
the payment date and the amount of defaulted interest

to be paid. The Company may pay defaulted
interest in any lawful manner.
Section 2.14.

Registered Global Securities.
(a)

Terms

of Securities.

A Board Resolution, a supplemental indenture hereto

or an Officers’
Certificate shall establish whether the Securities of a Series shall be issued in whole or in part in the form
of one or more Registered Global Securities and the Depositary for such Registered Global Security or
Securities.
(b)

Transfer and Exchange.

Notwithstanding any provisions to the contrary contained

in
Section 2.07 of the Indenture and in addition thereto, any

Registered Global Security shall be
exchangeable pursuant to Section 2.07 of the Indenture for

Securities registered in the names of Holders
other than the Depositary for such Security or its nominee

only if (i) such Depositary notifies the Company
that it is unwilling or unable to continue as Depositary for such Registered Global Security or if at any time
such Depositary ceases to be a clearing agency registered

under the Exchange Act, and, in either case,
the Company fails to appoint a successor Depositary

within 90 days of such event or (ii) the Company
executes and delivers to the Trustee an Officers’

Certificate to the effect that such Registered Global
Security shall be so exchangeable. Any Registered Global

Security that is exchangeable pursuant to the
preceding sentence shall be exchangeable for Securities

registered in such names as the Depositary
shall direct in writing in an aggregate principal amount equal to the principal amount of the Registered
Global Security with like tenor and terms.
Except as provided in this Section 2.14(b), a Registered Global

Security may not be transferred
except as a whole by the Depositary with respect to such

Registered Global Security to a nominee of
such Depositary, by

a nominee of such Depositary to such Depositary or

another nominee of such
Depositary or by the Depositary or any such nominee

to a successor Depositary or a nominee of such a
successor Depositary.
(c)

Legend. Any Registered Global Security issued hereunder

shall bear a legend in
substantially the following form:
“This Security is a Registered Global Security within the

meaning of the Indenture hereinafter
referred to and is registered in the name of the Depositary

or a nominee of the Depositary.

This

Security is exchangeable for Securities registered in the name of a Person other than the
Depositary or its nominee only in the limited circumstances

described in the Indenture, and may
not be transferred except as a whole by the Depositary

to a nominee of the Depositary,

by a
nominee of the Depositary to the Depositary or another

nominee of the Depositary or by the
Depositary or any such nominee to a successor Depositary

or a nominee of such a successor
Depositary.”
(d)

Acts of Holders. The Depositary,

as a Holder, may appoint

agents and otherwise authorize
participants to give or take any request, demand, authorization,

direction, notice, consent, waiver or other
action which a Holder is entitled to give or take under the Indenture.
(e)

Payments.

Notwithstanding the other provisions of this

Indenture, unless otherwise
specified as contemplated by Section 2.02, payment of

the principal of and interest, if any,

on any
Registered Global Security shall be made to the Holder thereof.
(f)

Consents, Declaration and Directions.

Except as provided in Section 2.14(d), the
Company, the Trustee

and any Agent shall treat a Person as the Holder of such

principal amount of
outstanding Securities of such Series represented by a Registered

Global Security as shall be specified in
a written statement of the Depositary with respect to such

Registered Global Security,

for purposes of
obtaining any consents, declarations, waivers or directions

required to be given by the Holders pursuant
to this Indenture.
Section 2.15.

Computation of Interest.

Except as otherwise specified pursuant to Section 2.02
for Securities of any Series, interest on the Securities of

each Series shall be computed on the basis of a
360 -day year of twelve 30 -day months.
Section 2.16.

CUSIP and ISIN Numbers.

The Company in issuing the Securities may use
“CUSIP” and “ISIN” numbers (if then generally in use),

and, if so, the Trustee shall use “CUSIP”

and
“ISIN” numbers in notices of redemption as a convenience

to Holders; provided that any such notice may
state that no representation is made as to the correctness

of such numbers either as printed on the
Securities or as contained in any notice of a redemption

and that reliance may be placed only on the
other elements of identification printed on the Securities, and any such redemption shall not be affected
by any defect in or omission of such numbers. The Company

shall promptly notify the Trustee

in writing of
any changes to the CUSIP and ISIN numbers.
ARTICLE 3
R
EDEMPTION
Section 3.01.

Notice to Trustee.

The Company may,

with respect to any Series of Securities,
reserve the right to redeem and pay the Series of

Securities or may covenant to redeem and pay the
Series of Securities or any part thereof prior to the Stated Maturity thereof at such time and on such terms
as provided for in such Securities. If a Series of Securities is redeemable and the Company wants or is
obligated to redeem prior to the Stated Maturity thereof all or part of the Series of Securities pursuant to
the terms of such Securities, it shall notify the Trustee

in writing of the redemption date and the principal
amount of Series of Securities to be redeemed. The Company

shall give the notice at least 35 calendar
days before the redemption date (or such shorter notice

as may be acceptable to the Trustee).
Section 3.02.

Selection of Securities to be Redeemed.

Unless otherwise indicated for a
particular Series by a Board Resolution, a supplemental

indenture or an Officers’ Certificate, if less than
all the Securities of a Series are to be redeemed, the

Trustee shall select the Securities of the

Series to
be redeemed in any manner that the Trustee

deems fair and appropriate. The Trustee

shall make the
selection from Securities of the Series outstanding not

previously called for redemption. The Trustee

may
select for redemption portions of the principal of Securities of the Series that have denominations larger
than $1,000. Securities of the Series and portions of them it selects shall be in amounts of $1,000 or
whole multiples of $1,000 or,

with respect to Securities of any Series issuable in other denominations pursuant to Section 2.02(j), the minimum principal denomination for each Series and integral multiples
thereof. Provisions of this Indenture that apply to Securities of a Series called for redemption also apply to
portions of Securities of that Series called for redemption.
Section 3.03.

Notice of Redemption.

Unless otherwise indicated for a particular Series by
Board Resolution, a supplemental indenture hereto or

an Officers’ Certificate, at least 10 days but not
more than 60 days before a redemption date, the Company

shall provide a notice of redemption by
electronic transmission or first-class mail to each Holder

whose Securities are to be redeemed and if any
Bearer Securities are outstanding, publish on one occasion

a notice in an Authorized Newspaper.
The notice shall identify the Securities of the Series to

be redeemed and shall state:
(a)

the redemption date;
(b)

the redemption price, or if not then ascertainable, the manner of calculation thereof;
(c)

the name and address of the Paying Agent;
(d)

if less than all Securities of any Series are to be redeemed,

the identification of the
particular Securities to be redeemed and the portion of the

principal amount of any Security to be
redeemed in part;
(e)

that Securities of the Series called for redemption must

be surrendered to the Paying
Agent to collect the redemption price;
(f)

that interest on Securities of the Series called for redemption ceases to accrue on and after
the redemption date;
(g)

the nature of any conditions precedent to the Company’s

obligation to redeem the
Securities on the redemption date; and
(h)

any other information as may be required by the terms

of the particular Series or the
Securities of a Series being redeemed.
At the Company’s written request, the Trustee

shall give the notice of redemption in the
Company’s name and at the Company’s

expense and provided that the form and content of such

notice
shall be prepared by the Company.
Section 3.04.

Effect of Notice of Redemption.

Once notice of redemption is transmitted, mailed
or published as provided in Section 3.03, Securities of a Series called for redemption become due and
payable on the redemption date and at the redemption price. Upon surrender to the Paying Agent, such
Securities shall be paid at the redemption price plus accrued interest to, but excluding, the redemption
date.
Section 3.05.

Deposit of Redemption Price.

On or before the redemption date, the Company
shall deposit with the Paying Agent money sufficient

to pay the redemption price of and accrued interest,
if any, on all Securities

to be redeemed on that date.
Section 3.06.

Securities Redeemed in Part.

Upon surrender of a Security that is redeemed in
part, the Trustee shall authenticate for

the Holder a new Security of the same Series and the same
maturity equal in principal amount to the unredeemed

portion of the Security surrendered.

ARTICLE 4
C
OVENANTS
Section 4.01.

Payment of Principal and Interest.

The Company shall duly and punctually pay
the principal of and interest, if any,

on the Securities of that Series in accordance with

the terms of such
Securities and this Indenture.
Section 4.02.

SEC Reports.

The Company shall furnish to the Trustee

within 15 days after the
filing by the Company with the SEC copies of the annual reports and of the information, documents, and
other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations
prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the
Exchange Act. The Company also shall comply with the

other provisions of TIA § 314(a). The Company
will be deemed to have furnished such reports referred

to in this Section to the Trustee if the

Company
has filed such reports with the SEC via the EDGAR filing

system (or any successor thereto) and such
reports are publicly available.
Section 4.03.

Compliance Certificate.

The Company shall deliver to the Trustee,

within 120
days after the end of each fiscal year of the Company,

a brief certificate from the principal executive
officer, principal financial

officer, principal

accounting officer or vice president or treasurer

as to his or her
knowledge of the Company’s compliance with

all conditions and covenants under this Indenture (which
compliance shall be determined without regard to any period of grace or requirement of notice provided
under this Indenture) and, in the event of any Default,

specifying each such Default and the nature and
status thereof of which such Person may have knowle

dge. Such certificates need not comply with Section
11.05 of this Indenture.
Section 4.04.

Stay, Extension

and Usury Laws.

The Company covenants (to the extent that it
may lawfully do so) that it will not at any time insist upon,

plead, or in any manner whatsoever claim or
take the benefit or advantage of, any stay,

extension or usury law wherever enacted, now or

at any time
hereafter in force, which may affect the covenants

or the performance of this Indenture or the Securities;
and the Company (to the extent it may lawfully do so)

hereby expressly waives all benefit or advantage of
any such law and covenants that it will not, by resort to

any such law, hinder,

delay or impede the
execution of any power herein granted to the Trustee,

but will suffer and permit the execution of every
such power as though no such law has been enacted.
Section 4.05.

Corporate Existence.

Subject to Article 5, the Company will do or cause to

be
done all things necessary to preserve and keep in full

force and effect its corporate existence and the
rights (charter and statutory), licenses and franchises of

the Company; provided, however,

that the
Company shall not be required to preserve any such right,

license or franchise, if the Board of Directors
shall determine that the preservation thereof is no longer

desirable in the conduct of the business of the
Company and its Subsidiaries taken as a whole and that the loss thereof is not adverse in any material
respect to the Holders.
Section 4.06.

Maintenance of Office or Agency.

The Company will maintain an office or
agency in the United States, where the Securities of a

Series may be surrendered for registration of
transfer or exchange or for presentation for payment and where notices and demands to or upon the
Company in respect of the Securities of a Series and this

Indenture may be served. The Company will
give prompt written notice to the Trustee

of the location, and any change in the location, of such

office or
agency not designated or appointed by the Trustee.

If at any time the Company shall fail to maintain any
such required office or agency or shall fail to furnish

the Trustee with the address

thereof, such
presentations, surrenders, notices and demands may be made

or served at the Corporate Trust

Office.
The Company may also from time to time designate co-registrars and one or more offices or
agencies where the Securities of a Series may be presented

or surrendered for any or all such purposes
and may from time to time rescind such designations.

The Company will give prompt written notice to the

Trustee of any such designation or rescission

and of any change in the location of any such other

office
or agency.
Section 4.07.

Money For Securities Payments to be Held in Trust.

If the Company shall at any
time act as its own Paying Agent with respect to the Securities of any Series, it shall, on or before each
due date of the principal of and premium, if any,

and interest, if any,

on any of such Securities, segregate
and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and
premium or interest so becoming due until such sums

shall be paid to such Persons or otherwise
disposed of as herein provided. The Company shall promptly

notify the Trustee of any failure by the
Company (or any other obligor of such Securities) to make any payment of principal of or premium, if any,
or interest, if any,

on such Securities.
Whenever the Company shall have one or more Paying Agents

for the Securities of any Series, it
shall, on or before each due date of the principal of and premium,

if any, and interest,

if any, on such
Securities, deposit with such Paying Agents sums sufficient

(without duplication) to pay the principal and
premium or interest so becoming due, such sums to be

held in trust for the benefit of the Persons entitled
to such principal, premium or interest, and (unless such

Paying Agent is the Trustee) the

Company shall
promptly notify the Trustee of any failure

by it so to act.
The Company shall cause each Paying Agent for the

Securities of any Series, other than the
Company or the Trustee, to execute and

deliver to the Trustee an instrument

in which such Paying Agent
shall agree with the Trustee, subject to

the provisions of this Section, that such Paying Agent shall:
(i)

hold all sums held by it for the payment of the principal

of and premium, if any,

or
interest, if any, on such

Securities in trust for the benefit of the Persons entitled thereto until such
sums shall be paid to such Persons or otherwise disposed

of as herein provided;
(ii)

give the Trustee notice of any failure

by the Company (or any other obligor upon
such Securities) to make any payment of principal of or

premium, if any, or

interest, if any, on
such Securities; and
(iii)

at any time during the continuance of any such failure,

upon the written request
of the Trustee, forthwith pay to the Trustee

all sums so held in trust by such Paying Agent and
furnish to the Trustee such information

as it possesses regarding the names and addresses of
the Persons entitled to such sums.
The Company may at any time pay,

or by Company Order direct any Paying Agent to pay,

to the
Trustee all sums held in trust by the Company

or such Paying Agent, such sums to be held by the
Trustee upon the same trusts as those

upon which such sums were held by the Company

or such Paying
Agent and, if so stated in a Company Order delivered to

the Trustee, in accordance with the

provisions of
Article 8; and, upon such payment by any Paying Agent to the Trustee,

such Paying Agent shall be
released from all further liability with respect to such money.
Any money deposited with the Trustee

or any Paying Agent, or then held by the Company,

in
trust for the payment of the principal of and premium, if

any, or interest, if

any, on any Security

and
remaining unclaimed for two years after such principal

and premium, if any,

or interest, if any,

has
become due and payable shall be paid to the Company

on request of the Company,

or, if then held by the
Company, shall be

discharged from such trust; and, upon such payment

or discharge, the Holder of such
Security shall, as an unsecured general creditor and not as

the Holder of an outstanding Security,

look
only to the Company for payment of the amount so due

and payable and remaining unpaid, and all
liability of the Trustee or such Paying

Agent with respect to such trust money,

and all liability of the
Company as trustee thereof, shall thereupon cease; provided,

however, that the Trustee

or such Paying
Agent, before being required to make any such payment

to the Company,

may at the expense of the
Company cause to be published once a week for two successive weeks, in each case on any day of the
week, in an Authorized Newspaper in each Place of Payment,

notice that such money remains unclaimed

and that, after a date specified therein, which shall not

be less than 30 days from the date of such
publication, any unclaimed balance of such money then remaining will be paid to the Company.
Section 4.08.

Waiver of Certain Covenants.

Except as otherwise specified as contemplated by
Section 2.02 for Securities of such Series, the Company

may, with respect

to the Securities of any Series,
omit in any particular instance to comply with any term,

provision or condition set forth in any covenant
provided herein or pursuant to Section 2.02(s) or Section 9.01(c)

for the benefit of the Holders of such
Series if before the time for such compliance the Holders

of at least 50% in principal amount of the
outstanding Securities of such Series shall, by an Act of such Holders,

either waive such compliance in
such instance or generally waive compliance with such term,

provision or condition, but no such wavier
shall extend to or affect such term, provision

or condition except to the extent so expressly waived, and,
until such waiver shall become effective, the obligations

of the Company and the duties of the Trustee

in
respect of such term, provision or condition shall remain

in full force and effect.
ARTICLE 5
S
UCCESSORS
Section 5.01.

When Company May Merge, Etc.

The Company shall not consolidate with or
merge into, or convey,

transfer or lease all or substantially all of its properties and assets to, any Person
(a “successor person”), and may not permit any Person

to merge into, or convey,

transfer or lease its
properties and assets substantially as an entirety to, the Company,

unless:
(a)

either the Company shall be the continuing corporation or the successor person (if other
than the Company) is a corporation, partnership, trust

or other entity organized and validly existing under
the laws of the United States of America, any State thereof

or the District of Columbia and expressly
assumes the Company’s obligations on the Securities

and under this Indenture; and
(b)

immediately after giving effect to the transaction, no

Default or Event of Default, shall have
occurred and be continuing.
The Company shall deliver to the Trustee

prior to the consummation of the proposed transaction
an Officers’ Certificate to the foregoing effect

and an Opinion of Counsel stating that the proposed
transaction and such supplemental indenture comply with this Indenture.
Section 5.02.

Successor Corporation Substituted.

The successor person formed by such
consolidation or into which the Company is merged or

to which such transfer or lease is made shall
succeed to and be substituted for,

and may exercise every right and power of, the Company

under this
Indenture with the same effect as if such successor

person had been named as the Company herein, and
thereafter (except in the case of a lease to another Person)

the predecessor corporation shall be relieved
of all obligations and covenants under the Indenture and the

Securities and, in the event of such
conveyance or transfer, any

such predecessor corporation may be dissolved and liquidated.
ARTICLE 6
D
EFAULTS AND
R
EMEDIES
Section 6.01.

Events of Default.
“Event of Default,” wherever used herein with respect to

Securities of any Series, means any one
of the following events, unless in the establishing Board Resolution,

supplemental indenture or Officers’
Certificate, it is provided that such Series shall not have the benefit of said Event of Default:
(a)

a default in the payment of any interest on any Security

of that Series when it becomes
due and payable, and continuance of such default for a period of 30 days (unless the entire amount of
such payment is deposited by the Company with the Trustee

or with a Paying Agent prior to the expiration

of such period of 30 days); provided that, a valid extension of an interest payment period by the Company
in accordance with the terms of such Securities shall not

constitute a failure to pay interest; or
(b)

a default in the payment of the principal of, or premium,

if any, on, any

Security of that
Series when due at its Maturity; or
(c)

a default in the deposit of any sinking fund payment, when

and as due in respect of any
Security of that Series; or
(d)

a default, subject to the provisions in Section 4.08, in the performance or breach of any
covenant or warranty of the Company in this Indenture

(other than a covenant or warranty that has been
included in this Indenture solely for the benefit of Series

of Securities other than that Series), which
default continues uncured for a period of 90 days after

there has been given, by registered or certified
mail, to the Company by the Trustee

or to the Company and the Trustee by

the Holders of at least 25% in
principal amount of the outstanding Securities of that Series a written notice specifying such default or
breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or
(e)

the Company pursuant to or within the meaning of any Bankruptcy

Law:
(i)

commences a voluntary case,
(ii)

consents to the entry of an order for relief against it in

an involuntary case,
(iii)

consents to the appointment of a Custodian of it or for

all or substantially all of its
property,
(iv)

makes a general assignment for the benefit of its creditors,

or
(v)

generally is unable to pay its debts as the same become

due; or
(f)

a court of competent jurisdiction enters an order or decree

under any Bankruptcy Law that:
(i)

is for relief against the Company in an involuntary case,
(ii)

appoints a Custodian of the Company for all or substantially all of its property,

or
(iii)

orders the liquidation of the Company,

and the order or decree remains unstayed
and in effect for 60 days; or
(g)

any other Event of Default provided with respect to Securities of that Series, which is
specified in a Board Resolution, a supplemental indenture

hereto or an Officers’ Certificate, in accordance
with Section 2.02(s).
The term “Bankruptcy Law” means title 11,

U.S. Code or any similar Federal or State law for the
relief of debtors. The term “Custodian” means any receiver,

trustee, assignee, liquidator or similar official
under any Bankruptcy Law.
Section 6.02.

Acceleration of Maturity; Rescission and Annulment.

If an Event of Default
described in Section 6.01(a), (b) or (c) occurs and is continuing,

then, and in each and every such case,
except for any series of Securities the principal of which

shall have already become due and payable,
either the Trustee or the Holders of not

less than 25% in aggregate principal amount of the

Securities of
each such affected series then outstanding hereunder

(each such series voting as a separate class) by
notice in writing to the Company (and to the Trustee

if given by Securityholders), may declare the entire
principal (or, if the Securities

of such series are Discount Securities, such portion of the principal amount
as may be specified in the terms of such series) of all

Securities of such series, and the interest accrued

thereon, if any, to be

due and payable immediately,

and upon any such declaration, the same shall
become immediately due and payable.
Except as otherwise provided in the terms of any series

of Senior Securities pursuant to Section
2.02, if an Event of Default described in Section 6.01(d)

or (g) above with respect to all series of the
Senior Securities then outstanding, occurs and is continuing,

then, and in each and every such case,
unless the principal of all of the Senior Securities shall

have already become due and payable, either the
Trustee or the Holders of not less than

25% in aggregate principal amount of all of the Senior

Securities
then outstanding hereunder (treated as one class) by notice

in writing to the Company (and to the Trustee
if given by Securityholders), may declare the entire principal

(or, if the Senior Securities

of any series are
Discount Securities, such portion of the principal amount as may be specified in the terms of such series)
of all of the Senior Securities then outstanding, and the interest accrued thereon, if any,

to be due and
payable immediately,

and upon such declaration, the same shall become

immediately due and payable. If
an Event of Default described in Section 6.01(e) or 6.01(f)

above occurs and is continuing, then the
principal amount of all the Senior Securities then outstanding,

and the interest accrued thereon, if any,
shall become and be immediately due and payable without

any declaration or other act on the part of the
Trustee or any Holder.
Except as otherwise provided in the terms of any series

of Subordinated Securities pursuant to
Section 2.02,, if an Event of Default described in Section

6.01(d) or (g) above with respect to all series of
Subordinated Securities then outstanding, occurs and

is continuing, then, and in each and every such
case, unless the principal of all of the Subordinated Securities shall have already become due and
payable, either the Trustee or the Holders

of not less than 25% in aggregate principal amount of

all of the
Subordinated Securities then outstanding hereunder (treated

as one class) by notice in writing to the
Company (and to the Trustee if given by

Securityholders), may declare the entire principal (or,

if the
Subordinated Securities of any series are Discount

Securities, such portion of the principal amount as
may be specified in the terms of such series) of all of the

Subordinated Securities then outstanding, and
the interest accrued thereon, if any,

to be due and payable immediately,

and upon such declaration, the
same shall become immediately due and payable.
If an Event of Default described in Section 6.01(d) or (g)

occurs and is continuing, which Event of
Default is with respect to less than all series of Senior

Securities then outstanding, then, and in each and
every such case, except for any series of Senior Securities the principal of which shall have already
become due and payable, either the Trustee

or the Holders of not less than 25% in aggregate principal
amount of the Senior Securities of each such affected

series then outstanding hereunder (each such
series voting as a separate class) by notice in writing to

the Company (and to the Trustee

if given by
Securityholders), may declare the entire principal (or,

if the Securities of such series are Original Issue
Discount Securities, such portion of the principal amount as may be specified in the terms of such series)
of all Securities of such series, and the interest accrued thereon,

if any, to be due

and payable
immediately, and upon

any such declaration, the same shall become immediately

due and payable.
If an Event of Default described in Section 6.01(d) or (g)

occurs and is continuing, which Event of
Default is with respect to less than all series of Subordinated

Securities then outstanding, then, and in
each and every such case, except for any series of Subordinated

Securities the principal of which shall
have already become due and payable, either the Trustee

or the Holders of not less than 25% in
aggregate principal amount of the Subordinated Securities

of each such affected series then outstanding
hereunder (each such series voting as a separate class)

by notice in writing to the Company (and to the
Trustee if given by Securityholders), may

declare the entire principal (or,

if the Securities of such series
are Discount Securities, such portion of the principal amount as may be specified in the terms of such
series) of all Securities of such series, and the interest

accrued thereon, if any,

to be due and payable
immediately, and upon

any such declaration, the same shall become immediately

due and payable.
If an Event of Default specified in Section 6.01(e) or (f)

shall occur, the principal amount

(or
specified amount) of and accrued and unpaid interest, if any,

on all outstanding Securities shall ipso facto
become and be immediately due and payable without

any declaration or other act on the part of the
Trustee or any Holder.

At any time after such a declaration of acceleration with respect to any Series has been made
and before a judgment or decree for payment of the money

due has been obtained by the Trustee

as
hereinafter in this Article provided, the Holders of a majority in principal amount of the outstanding
Securities of that Series, by written notice to the Company and the Trustee, may rescind and

annul such
declaration and its consequences if:
(a)

the Company has paid or deposited with the Trustee

a sum sufficient to pay
(i)

all overdue interest, if any,

on all Securities of that Series,
(ii)

the principal of any Securities of that Series which have

become due otherwise
than by such declaration of acceleration and interest thereon at the rate or rates prescribed
therefor in such Securities,
(iii)

to the extent that payment of such interest is lawful,

interest upon any overdue
principal and overdue interest at the rate or rates prescribed therefor in such Securities,

(iv)

all sums paid or advanced by the Trustee

hereunder and the reasonable
compensation, expenses, disbursements and advances

of the Trustee, its agents and counsel,
and
(v)

all Events of Default with respect to Securities of that Series,

other than the non-
payment of the principal of Securities of that Series which

have become due solely by such
declaration of acceleration, have been cured or waived

as provided in Section 6.13.
No such rescission shall affect any subsequent

Default or impair any right consequent thereon.
Section 6.03.

Collection of Indebtedness and Suits for Enforcement by

Trustee.

The Company
covenants that if
(a)

default is made in the payment of any interest on any

Security when such interest becomes
due and payable and such default continues for a period of

30 days, or
(b)

default is made in the payment of principal of any Security

when due at the Maturity
thereof, or
(c)

default is made in the deposit of any sinking fund payment

when and as due by the terms
of a Security, then, the

Company will, upon demand of the Trustee,

pay to it, for the benefit of the Holders
of such Securities, the whole amount then due and payable

on such Securities for principal and interest
and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue
principal or any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in
addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection,
including the reasonable compensation, expenses, disbursements and advances of the Trustee, its
agents and counsel.
If the Company fails to pay such amounts forthwith upon

such demand, the Trustee, in its own
name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums
so due and unpaid, may prosecute such proceeding to

judgment or final decree and may enforce the
same against the Company or any other obligor upon such

Securities and collect the moneys adjudged or
deemed to be payable in the manner provided by law out of the property of the Company or any other
obligor upon such Securities, wherever situated.
If an Event of Default with respect to any Securities of

any Series occurs and is continuing, the
Trustee may in its discretion proceed to

protect and enforce its rights and the rights of the Holders of
Securities of such Series by such appropriate judicial

proceedings as the Trustee shall deem

most

effectual to protect and enforce any such rights, whether

for the specific enforcement of any covenant or
agreement in this Indenture or in aid of the exercise of

any power granted herein, or to enforce any other
proper remedy.
Section 6.04.

Trustee May File Proofs of Claim.

In case of the pendency of any receivership,
insolvency, liquidation,

bankruptcy,

reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor

upon the Securities or the property of the
Company or of such other obligor or their creditors, the Trustee

(irrespective of whether the principal of
the Securities shall then be due and payable as therein

expressed or by declaration or otherwise and
irrespective of whether the Trustee

shall have made any demand on the Company for the

payment of
overdue principal or interest) shall be entitled and empowered,

by intervention in such proceeding or
otherwise,
(a)

to file and prove a claim for the whole amount of principal

and interest owing and unpaid in
respect of the Securities and to file such other papers

or documents as may be necessary or advisable in
order to have the claims of the Trustee

(including any claim for the reasonable compensation,

expenses,
disbursements and advances of the Trustee,

its agents and counsel) and of the Holders allowed in such
judicial proceeding, and
(b)

to collect and receive any moneys or other property payable

or deliverable on any such
claims and to distribute the same, and any custodian, receiver,

assignee, trustee, liquidator,

sequestrator
or other similar official in any such judicial proceeding

is hereby authorized by each Holder to make such
payments to the Trustee and, in the

event that the Trustee shall consent

to the making of such payments
directly to the Holders, to pay to the Trustee

any amount due it for the reasonable compensation,
expenses, disbursements and advances of the Trustee,

its agents and counsel, and any other amounts
due the Trustee under Section 7.07
Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or
accept or adopt on behalf of any Holder any plan of reorganization,

arrangement, adjustment or
composition affecting the Securities or the rights

of any
Holder thereof or to authorize the Trustee

to vote in respect of the claim of any Holder in any such
proceeding.
Section 6.05.

Trustee May Enforce Claims without

Possession of Securities.

All rights of action
and claims under this Indenture or the Securities may be

prosecuted and enforced by the Trustee

without
the possession of any of the Securities or the production thereof in any proceeding relating thereto, and
any such proceeding instituted by the Trustee

shall be brought in its own name as trustee of an express
trust, and any recovery of judgment shall, after provision for the payment of the reasonable
compensation, expenses, disbursements and advances

of the Trustee, its agents and counsel,

be for the
ratable benefit of the Holders of the Securities in respect

of which such judgment has been recovered.
Section 6.06.

Application of Money Collected.

Any money or property collected by the Trustee
pursuant to this Article shall be applied in the following

order, at the date or dates fixed

by the Trustee
and, in case of the distribution of such money or property

on account of principal or interest, upon
presentation of the Securities and the notation thereon of the payment if only partially paid and upon
surrender thereof if fully paid:
First: To

the payment of all amounts due the Trustee

under Section 7.07; and
Second: To

the payment of the amounts then due and unpaid for

principal of and interest on the
Securities in respect of which or for the benefit of which

such money has been collected, ratably,

without
preference or priority of any kind, according to the amounts due and payable on such Securities for
principal and interest, respectively; and

Third: To

the Company.
Section 6.07.

Limitation on Suits.

No Holder of any Security of any Series shall have any

right
to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a
receiver or trustee, or for any other remedy hereunder,

unless
(a)

such Holder has previously given written notice to the

Trustee of an Event of Default and
the continuance thereof with respect to the Securities

of that Series;
(b)

the Holders of not less than 25% in principal amount of

the outstanding Securities of that
Series shall have made written request to the Trustee

to institute proceedings in respect of such Event of
Default in its own name as Trustee

hereunder;
(c)

such Holder or Holders have offered to the Trustee

reasonable security or indemnity
satisfactory to the Trustee against the expenses

and liabilities to be incurred in compliance with such
request;
(d)

the Trustee for 60 days after its receipt

of such notice, request and offer of indemnity

has
failed to institute any such proceeding; and
(e)

no direction inconsistent with such written request has

been given to the Trustee during
such 60-day period by the Holders of a majority in principal amount of the outstanding Securities of that
Series;
it being understood and intended that no one or more of such Holders shall have any right in any manner
whatever by virtue of, or by availing of, any provision of

this Indenture to affect, disturb or prejudice the
rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other
of such Holders or to enforce any right under this Indenture,

except in the manner herein provided and for
the equal and ratable benefit of all such Holders.
Section 6.08.

Unconditional Right of Holders to Receive Principal and Interest.

Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right,
which is absolute and unconditional, to receive payment of the principal of and interest, if any,

on such
Security on the Stated Maturity or Stated Maturities expressed in such Security (or,

in the case of
redemption, on the redemption date) and to institute suit

for the enforcement of any such payment, and
such rights shall not be impaired without the consent of

such Holder.
Section 6.09.

Restoration of Rights and Remedies.

If the Trustee or any Holder has instituted
any proceeding to enforce any right or remedy under this

Indenture and such proceeding has been
discontinued or abandoned for any reason, or has been

determined adversely to the Trustee

or to such
Holder, then and in every such

case, subject to any determination in such proceeding, the

Company, the
Trustee and the Holders shall be restored

severally and respectively to their former positions

hereunder
and thereafter all rights and remedies of the Trustee

and the Holders shall continue as though no such
proceeding had been instituted.
Section 6.10.

Rights and Remedies Cumulative.

Except as otherwise provided with respect to
the replacement or payment of mutilated, destroyed, lost

or stolen Securities in Section 2.08, no right or
remedy herein conferred upon or reserved to the Trustee

or to the Holders is intended to be exclusive of
any other right or remedy,

and every right and remedy shall, to the extent permitted by law, be cumulative
and in addition to every other right and remedy given

hereunder or now or hereafter existing at law or

in
equity or otherwise. The assertion or employment of

any right or remedy hereunder,

or otherwise, shall
not prevent the concurrent assertion or employment of any

other appropriate right or remedy.
Section 6.11.

Delay or Omission Not Waiver.

No delay or omission of the Trustee

or of any
Holder of any Securities to exercise any right or remedy

accruing upon any Event of Default shall impair

any such right or remedy or constitute a waiver of any

such Event of Default or an acquiescence therein.
Every right and remedy given by this Article or by law to the

Trustee or to the Holders may

be exercised
from time to time, and as often as may be deemed expedient,

by the Trustee or by the Holders,

as the
case may be.
Section 6.12.

Control by Holders.

The Holders of a majority in principal amount of the
outstanding Securities of any Series shall have the right

to direct the time, method and place of
conducting any proceeding for any remedy available to

the Trustee, or exercising any trust

or power
conferred on the Trustee, with respect

to the Securities of such Series, provided that
(a)

such direction shall not be in conflict with any rule of law or with this Indenture,
(b)

the Trustee may take any other action

deemed proper by the Trustee which

is not
inconsistent with such direction, and
(c)

subject to the provisions of Section 6.01, the Trustee

shall have the right to decline to
follow any such direction if the Trustee

in good faith shall, by a Trust Officer

of the Trustee, determine that
the proceeding so directed would involve the Trustee

in personal liability.
Section 6.13.

Waiver of Past Defaults.

The Holders of not less than a majority in principal
amount of the outstanding Securities of any Series may

on behalf of the Holders of all the Securities of
such Series waive any past Default hereunder with respect

to such Series and its consequences, except
a Default in the payment of the principal of or interest on any

Security of such Series (provided, however,
that the Holders of a majority in principal amount of the

outstanding Securities of any Series may rescind
an acceleration and its consequences, including any related

payment default that resulted from such
acceleration). Upon any such waiver,

such Default shall cease to exist, and any Event of

Default arising
therefrom shall be deemed to have been cured, for every

purpose of this Indenture; but no such waiver
shall extend to any subsequent or other Default or impair any right consequent thereon.
Section 6.14.

Undertaking for Costs.

All parties to this Indenture agree, and each Holder of
any Security by his acceptance thereof shall be deemed to

have agreed, that any court may in its
discretion require, in any suit for the enforcement of any

right or remedy under this Indenture, or in any
suit against the Trustee for any action taken,

suffered or omitted by it as Trustee,

the filing by any party
litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its
discretion assess reasonable costs, including reasonable

attorneys’ fees, against any party litigant in
such suit, having due regard to the merits and good faith

of the claims or defenses made by such party
litigant; but the provisions of this Section shall not apply to any suit instituted by the Company,

to any suit
instituted by the Trustee, to any suit instituted

by any Holder, or group

of Holders, holding in the
aggregate more than 10% in principal amount of the outstanding

Securities of any Series, or to any suit
instituted by any Holder for the enforcement of the payment of the principal of or interest on any Security
on or after the Stated Maturity or Stated Maturities expressed in such Security (or, in the case

of
redemption, on the redemption date).
ARTICLE 7
T
RUSTEE
Section 7.01.

Duties of Trustee.

(a) If an Event of Default has occurred and is continuing,

the
Trustee shall exercise the rights and powers

vested in it by this Indenture and use the same degree

of
care and skill in their exercise as a prudent Person would

exercise or use under the circumstances in the
conduct of such Person’s own affairs.
(a)

Except during the continuance of an Event of Default:

(i)

the Trustee need perform only those duties

that are specifically set forth in this
Indenture and no other implied covenants or obligations shall be read into this Indenture against
the Trustee; and
(ii)

in the absence of bad faith on its part, the Trustee

may conclusively rely,

as to
the truth of the statements and the correctness of the

opinions expressed therein, upon
certificates or opinions furnished to the Trustee

and conforming to the requirements of this
Indenture; however, the Trustee

shall examine such certificates and opinions to

determine
whether or not they conform to the requirements of this

Indenture.
(b)

The Trustee may not be relieved from

liability for its own negligent action, its own negligent
failure to act or its own willful misconduct, except that:
(i)

this paragraph does not limit the effect of paragraph

(a) of this Section;
(ii)

the Trustee shall not be liable for any error

of judgment made in good faith by a
Trust Officer,

unless it is proved that the Trustee

was negligent in ascertaining the pertinent facts;
and
(iii)

the Trustee shall not be liable with respect to

any action it takes or omits to take
with respect to Securities of any Series in good faith in accordance with the direction of the
Holders of a majority in principal amount of the outstanding

Securities of such Series.
(c)

Every provision of this Indenture that in any way relates

to the Trustee is subject to
paragraph (a), (b), (c) and (g) of this Section.
(d)

The Trustee shall not be liable for interest

on any money received by it except as the
Trustee may agree in writing with the Company.
(e)

Money held in trust by the Trustee need

not be segregated from other funds except to the
extent required by law.
(f)

No provision of this Indenture shall require the Trustee

to expend or risk its own funds or
otherwise incur any financial liability in the performance

of any of its duties hereunder or in the exercise of
any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds
or adequate indemnity against such risk is not reasonably assured to it.
(g)

Every provision of this Indenture relating to the conduct

or affecting the liability of or
affording protection to the Trustee

shall be subject to the provisions of this Section

and to the provisions
of the TIA.
Section 7.02.

Rights of Trustee.

(a) The Trustee may rely on any

document believed by it to be
genuine and to have been signed or presented by the

proper person. The Trustee need not investigate
any fact or matter stated in the document.
(a)

Before the Trustee acts or refrains from acting,

it may require an Officers’ Certificate or an
Opinion of Counsel or both. The Trustee

shall not be liable for any action it takes or omits to take in good
faith in reliance on the Officers’ Certificate or Opinion

of Counsel.
(b)

The Trustee may act through agents

and shall not be responsible for the misconduct or
negligence of any agent appointed with due care.
(c)

The Trustee shall not be liable for any

action it takes or omits to take in good faith which it
believes to be authorized or within its rights or powers.

(d)

The Trustee may consult with counsel,

and the advice or opinion of counsel with respect to
legal matters relating to this Indenture and the Securities

shall be full and complete authorization and
protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and
in accordance with the advice or opinion of such counsel.
(e)

The Trustee shall not be bound to make

any investigation into the facts or matters stated

in
any resolution, certificate, statement, instrument, opinion, report,

notice, request, consent, order,
approval, bond, debenture, note or other paper or document,

but the Trustee, in its discretion,

may make
such further inquiry or investigation into such facts or

matters as it may see fit.
(f)

The Trustee shall be under no obligation

to exercise any of the rights or powers vested

in it
by this Indenture at the request, order or direction of any

of the Securityholders pursuant to the provisions
of this Indenture, unless such Securityholders shall have

offered to the Trustee security

or indemnity
satisfactory to the Trustee against the costs,

expenses, losses and liabilities which may be incurred
therein or thereby.
(g)

The rights, privileges, protections, immunities and benefits given to the Trustee, including,
without limitation, its rights to be indemnified, are extended to,

and shall be enforceable by,

the Trustee in
each of its capacities hereunder,

and to each agent, custodian and other Person

employed to act
hereunder.
(h)

The Trustee may request that the Company

deliver an Officers’ Certificate setting forth the
names of individuals and/or titles of officers

authorized at such time to take specified actions pursuant to this Indenture, which Officers’ Certificate may be signed

by any person authorized to sign an Officers’
Certificate, including any person specified as so authorized in any such certificate previously delivered
and not superseded.
(i)

The permissive rights of the Trustee

enumerated herein shall not be construed as duties.
(i)

Delivery of reports, information and documents to the Trustee under Section 4.02
is for informational purposes only and the Trustee’s

receipt of the foregoing shall not constitute
constructive notice of any information contained therein or

determinable from information
contained therein, including the Company’s compliance

with any of its covenants hereunder (as
to which the Trustee is entitled to rely exclusively

on Officers’ Certificates).
(ii)

Notwithstanding anything in this Indenture to the contrary,

neither the Trustee nor
any Agent shall be responsible or liable to any person for

any indirect, special, punitive or
consequential damage or loss (including but not limited

to lost profits) whatsoever,

even if the
Trustee has been informed of the likelihood

thereof and regardless of the form of action.
Section 7.03.

Individual Rights of Trustee.

The Trustee in its individual or any

other capacity
may become the owner or pledgee of Securities and

may otherwise deal with the Company or an Affiliate
with the same rights it would have if it were not Trustee.

Any Agent may do the same with like rights. The
Trustee is also subject to Sections

7.10 and 7.11.
Section 7.04.

Trustee’s Disclaimer.

The Trustee shall not be responsible

and makes no
representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable
for the Company’s use of the proceeds from the

Securities, and it shall not be responsible for any
statement in the Securities or in any document issued

in connection with the sale of the Securities or in
the Securities other than its certificate of authentication.
Section 7.05.

Notice of Defaults.

If a Default or Event of Default occurs and

is continuing with
respect to the Securities of any Series and if it is known

to a Trust Officer of the Trustee,

the Trustee shall
send to each Securityholder of the Securities of that Series and,

if any Bearer Securities are outstanding,
publish on one occasion in an Authorized Newspaper,

notice of a Default or Event of Default within 90

days after it occurs or 30 days after it is known to a Trust

Officer or written notice of it is received by the
Trustee. Except in the case of a Default

or Event of Default in payment of principal, premium,

if any,

of or
interest on any Security of any Series or in payment of any

redemption obligation, the Trustee

may
withhold the notice if and so long as its corporate trust committee or a committee of its Trust Officers

in
good faith determines that withholding the notice is in the interests of Securityholders of that Series.
Section 7.06.

Reports by Trustee to Holders.

As promptly as practicable after each May 15
beginning with [___], and in any event prior to July 15

in each year, the Trustee

shall transmit by mail or
by electronic transmission to all Securityholders, as their names and addresses appear on the register
kept by the Registrar and, if any Bearer Securities are

outstanding, publish in an Authorized Newspaper,
a brief report dated as of May 15, each year if and to the

extent required by TIA § 313(a). The Trustee
shall also comply with TIA § 313(b) and TIA § 313(c).
A copy of each report at the time of its sending to Securityholders of any Series shall be filed with
the SEC and each stock exchange (if any) on which the

Securities of that Series are listed. The Company
shall promptly notify the Trustee when

Securities of any Series are listed on any stock exchange

and of
any delisting thereof.
Section 7.07.

Compensation and Indemnity.

The Company shall pay to the Trustee

from time
to time such compensation as the Company and the Trustee

shall from time to time agree in writing. The
Trustee’s compensation shall

not be limited by any law on compensation of a trustee of

an express trust.
The Company shall reimburse the Trustee

upon request for all reasonable out-of-pocket expenses
incurred or made by it, including costs of collection, in addition to the compensation for its services. Such
expenses shall include the reasonable compensation

and expenses, disbursements and advances of the
Trustee’s agents, counsel,

accountants and experts. The Company shall indemnify

the Trustee, its
officers, directors, employees and agents, and hold

each of them harmless, against any and all

loss,
liability or expense (including reasonable attorneys’ fees)

incurred by or in connection with the offer and
sale of the Securities or the administration of this trust

and the performance of its duties hereunder.

The
Trustee shall notify the Company of any

claim for which it may seek indemnity promptly

upon obtaining
actual knowledge thereof; provided, however,

that any failure so to notify the Company shall not relieve
the Company of its indemnity obligations hereunder.

The Company shall defend the claim and the
indemnified party shall provide reasonable cooperation at the Company’s expense in the defense. Such
indemnified parties may have separate counsel and the

Company shall pay the fees and expenses of
such counsel; provided, however,

that the Company shall not be required to pay such

fees and expenses
if it assumes such indemnified parties’ defense and, in

such indemnified parties’ reasonable judgment,
there is no conflict of interest between the Company and such parties in connection with such defense.
The Company need not reimburse any expense or

indemnify against any loss, liability or expense
incurred by an indemnified party through such party’s

own willful misconduct and gross negligence.
To

secure the Company’s payment obligations

in this Section, the Trustee shall have

a lien prior
to the Securities of any Series on all money or property

held or collected by the Trustee other than

money
or property held in trust to pay principal of and interest

and any liquidated damages on particular
Securities of that Series.
The Company’s payment obligations pursuant to

this Section shall survive the satisfaction or
discharge of this Indenture, any rejection or termination of this

Indenture under any bankruptcy law or the
resignation or removal of the Trustee.
When the Trustee incurs expenses or renders

services after an Event of Default specified in
Section 6.01(f) or (g) occurs, the expenses and the compensation for the services are intended to
constitute expenses of administration under any Bankruptcy

Law.
Section 7.08.

Replacement of Trustee.

The Trustee may resign with respect

to the Securities
of one or more Series at any time by so notifying the Company.

The Holders of a majority in principal
amount of the Securities of any Series may remove the

Trustee with respect to that Series by

so notifying

the Trustee and may appoint a successor

Trustee. The Company shall remove

the Trustee with respect
to Securities of one or more Series if:
(a)

the Trustee fails to comply with Section

7.10;
(b)

the Trustee is adjudged bankrupt or

insolvent;
(c)

a receiver or other public officer takes charge of

the Trustee or its property; or
(d)

the Trustee otherwise becomes incapable

of acting.
If the Trustee resigns, is removed

by the Company or by the Holders of a majority in principal
amount of the Securities of any Series and such Securityholders do not reasonably promptly appoint a
successor Trustee, or if a vacancy exists

in the office of Trustee for

any reason (the Trustee in such event
being referred to herein as the retiring Trustee),

the Company shall promptly appoint a successor
Trustee.
A successor Trustee shall deliver a written

acceptance of its appointment to the retiring Trustee
and to the Company.

Thereupon the resignation or removal of the retiring

Trustee shall become effective,
and the successor Trustee shall have

all the rights, powers and duties of the Trustee

with respect to each
Series of Securities for which it is acting as Trustee

under this Indenture. The successor Trustee

shall
send a notice of its succession to each Securityholder

of each such Series and, if any Bearer Securities
are outstanding, publish such notice on one occasion in an

Authorized Newspaper.

The retiring Trustee
shall promptly transfer all property held by it as Trustee

to the successor Trustee, subject

to the lien
provided for in Section 7.07.
If a successor Trustee with respect to the

Securities of any one or more Series does not take
office within 60 days after the retiring Trustee

resigns or is removed, the retiring Trustee

or the Holders of
10% in principal amount of the Securities of the applicable Series may petition any court of competent
jurisdiction for the appointment of a successor Trustee.
If the Trustee with respect to the Securities

of any one or more Series fails to comply with

Section
7.10, any Securityholder of the applicable Series may

petition any court of competent jurisdiction for the
removal of the Trustee and the appointment

of a successor Trustee.
Notwithstanding the replacement of the Trustee

pursuant to this Section, the Company’s
obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.
Section 7.09.

Successor Trustee by Merger,

etc.

If the Trustee consolidates with, merges

or
converts into, or transfers all or substantially all of its corporate trust business or assets to, another
corporation or banking association, the resulting, surviving or transferee corporation without any further
act shall be the successor Trustee.
In case at the time such successor or successors by

merger, conversion or consolidation

to the
Trustee with respect to the Securities of

any one or more Series shall succeed to the trusts created

by
this Indenture any of the Securities of the applicable Series shall have been authenticated but not
delivered, any such successor to such Trustee

may adopt the certificate of authentication of any
predecessor trustee, and deliver such Securities of the applicable

Series so authenticated; and in case at
that time any of the Securities of such Series shall not

have been authenticated, any successor to the
Trustee may authenticate such Securities

either in the name of any predecessor hereunder or

in the
name of the successor to the Trustee; and

in all such cases such certificates shall have the full force which it is anywhere in the Securities of such Series or

in this Indenture provided that the certificate of the
Trustee shall have.

Section 7.10.

Eligibility; Disqualification.

The Trustee shall at all times satisfy the

requirements
of TIA § 310(a). The Trustee shall have

a combined capital and surplus of at least

$100,000,000 as set
forth in its most recent published annual report of condition.

The Trustee shall comply with TIA

§ 310(b);
provided, however, that there

shall be excluded from the operation of TIA § 310(b)(1)

any indenture or
indentures under which other securities or certificates

of interest or participation in other securities of the
Company are outstanding if the requirements for such exclusion set forth in TIA § 310(b)(1) are met.
Section 7.11.

Preferential Collection of Claims against Company.

The Trustee shall comply
with TIA § 311(a), excluding

any creditor relationship listed in TIA § 311(b).

A Trustee who has resigned
or been removed shall be subject to TIA § 311(a)

to the extent indicated.
ARTICLE 8
S
ATISFACTION AND
D
ISCHARGE
; D
EFEASANCE
Section 8.01.

Satisfaction and Discharge of Indenture.

This Indenture, with respect to
Securities of any Series (if all Series issued under this Indenture are not to be effected) shall, upon
Company Order, cease to

be of further effect (except as hereinafter provided

in this Section 8.01), and
the Trustee, at the expense of the Company,

shall execute such instruments reasonably requested

by the
Company acknowledging satisfaction and discharge of

this Indenture, when
(a)

Either
(i)

all Securities of such Series theretofore authenticated

and delivered (other than
(A) Securities that have been destroyed, lost or stolen

and that have been replaced or paid or (B)
Securities for whose payment money has theretofore been deposited in trust or segregated and
held in trust by the Company and thereafter repaid to the

Company or discharged from such trust,
as provided in Sections 2.05 and 4.07) have been delivered

to the Trustee for cancellation; or
(ii)

all such Securities of such Series not theretofore delivered to the Trustee for
cancellation:
(A)

have become due and payable, or
(B)

will become due and payable at their Stated Maturity within

one year, or
(C)

are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving

of notice of redemption by the Trustee

in the
name, and at the expense, of the Company,

or
(D)

are deemed paid and discharged pursuant to Section

8.03, as
applicable;
and the Company,

in the case of (A), (B) or (C) above, has deposited or caused to be deposited with the
Trustee as trust funds in trust an amount

sufficient for the purpose of paying and

discharging the entire
indebtedness on such Securities not theretofore delivered

to the Trustee for cancellation, for

principal of,
premium, if any, and

interest on, and any mandatory sinking fund payments to

the date of such deposit (in
the case of Securities of such Series which have become due

and payable on or prior to the date of such
deposit) or to the Stated Maturity or redemption date,

as the case may be;
(iii)

the Company has paid or caused to be paid all other sums

payable hereunder by
the Company; and
(iv)

the Company has delivered to the Trustee

an Officers’ Certificate and an Opinion
of Counsel, each stating that all conditions precedent

herein provided for relating to the
satisfaction and discharge of this Indenture have been

complied with.

Notwithstanding the satisfaction and discharge of this Indenture,

the obligations of the Company
to the Trustee under Section 7.07, and,

if money shall have been deposited with the Trustee

pursuant to
clause (a) of this Section, the provisions of Sections 2.04, 2.07,

2.08, 4.07 (last paragraph only), 8.01,
8.02 and 8.05 shall survive.
Section 8.02.

Application of Trust Funds; Indemnification.

(a) Subject to the provisions of
Section 8.05, all money deposited with the Trustee

pursuant to Section 8.01, all money and U.S.
Government Obligations or Foreign Government Obligations

deposited with the Trustee pursuant

to
Section 8.03 or 8.04, and all money received by the Trustee

in respect of U.S. Government Obligations or
Foreign Government Obligations deposited with the Trustee

pursuant to Section 8.03 or 8.04, shall be
held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to
the payment, either directly or through any Paying Agent

(including the Company if acting as its own
Paying Agent) as the Trustee may

determine, to the Persons entitled thereto, of the principal and interest
for whose payment such money has been deposited with

or received by the Trustee or to make
mandatory sinking fund payments or analogous payments as

contemplated by Sections 8.03 or 8.04.
(a)

The Company shall pay and shall indemnify the Trustee

against any tax, fee or other
charge imposed on or assessed against U.S. Government Obligations or Foreign Government
Obligations deposited pursuant to Sections 8.03 or 8.04, or the interest and principal received in respect
of such obligations other than any payable by or on behalf of Holders.
(b)

The Trustee shall deliver or pay to the

Company from time to time upon Company Request
any U.S. Government Obligations or Foreign Government Obligations

or money held by it as provided in
Sections 8.03 or 8.04 which, in the opinion of a nationally recognized firm of independent certified public
accountants expressed in a written certification thereof

delivered to the Trustee, are then in excess

of the
amount thereof which then would have been required to be

deposited for the purpose for which such U.S.
Government Obligations or Foreign Government Obligations

or money were deposited or received. This
provision shall not authorize the sale by the Trustee

of any U.S. Government Obligations or Foreign
Government Obligations held under this Indenture.
Section 8.03.

Legal Defeasance of Securities of any Series.

Unless this Section 8.03 is
otherwise specified, pursuant to Section 2.02(x), to be inapplicable to Securities of any Series, the
Company shall be deemed to have paid and discharged

the entire indebtedness on all the outstanding
Securities of such Series on the 91st day after the date of the deposit referred to in subparagraph (d)
hereof, and the provisions of this Indenture, as it relates

to such outstanding Securities of such Series,
shall no longer be in effect (and the Trustee,

at the expense of the Company,

shall, at Company Request,
execute such instruments reasonably requested by the

Company acknowledging the same), except as to:
(a)

the rights of Holders of Securities of such Series to receive, from the trust funds described
in subparagraph (d)

hereof, (i) payment of the principal of and each installment of principal of and interest
on the outstanding Securities of such Series on the Stated

Maturity of such principal or installment of
principal or interest and (ii) the benefit of any mandatory

sinking fund payments applicable to the
Securities of such Series on the day on which such payments

are due and payable in accordance with
the terms of this Indenture and the Securities of such Series;
(b)

the provisions of Sections 2.04, 2.07, 2.08, 8.02, 8.03 and 8.05;

and
(c)

the rights, powers, trust and immunities of the Trustee

hereunder;
provided that, the following conditions shall have been

satisfied:
(d)

the Company shall have deposited or caused to be deposited

irrevocably with the Trustee
as trust funds in trust for the purpose of making the following payments, specifically pledged as security
for and dedicated solely to the benefit of the Holders of

such Securities (i) in the case of Securities of
such Series denominated in Dollars, cash in Dollars (or

such other money or currencies as shall then be

legal tender in the United States) and/or U.S. Government Obligations,

or (ii) in the case of Securities of
such Series denominated in a Foreign Currency (other

than a composite currency), money and/or Foreign
Government Obligations, which through the payment of

interest and principal in respect thereof, in
accordance with their terms, will provide (and without reinvestment and assuming no tax liability will be
imposed on such Trustee), not later than

one day before the due date of any payment of money,

an
amount in cash, sufficient, in the opinion of a nationally

recognized firm of independent public
accountants expressed in a written certification thereof

delivered to the Trustee, to pay and

discharge
each installment of principal (including mandatory sinking

fund or analogous payments) of and interest, if
any, on all the

Securities of such Series on the dates such installments

of interest or principal are due;
(e)

such deposit will not result in a breach or violation of, or constitute a default under,

this
Indenture or any other agreement or instrument to which

the Company is a party or by which it is bound;
(f)

no Default or Event of Default with respect to the Securities of such Series shall have
occurred and be continuing on the date of such deposit or

during the period ending on the 91st day after
such date;
(g)

the Company shall have delivered to the Trustee

an Officers’ Certificate and an Opinion of
Counsel from a nationally recognized law firm to the effect

that (i) the Company has received from, or
there has been published by,

the Internal Revenue Service a ruling, or (ii) since the

date of execution of
this Indenture, there has been a change in the applicable Federal income tax law, in either

case to the
effect that, and based thereon such Opinion

of Counsel shall confirm that, the Holders of the Securities of
such Series will not recognize income, gain or loss for

Federal income tax purposes as a result of such
deposit, defeasance and discharge and will be subject

to Federal income tax on the same amount and in
the same manner and at the same times as would have been

the case if such deposit, defeasance and
discharge had not occurred;
(h)

the Company shall have delivered to the Trustee

an Officers’ Certificate stating that the
deposit was not made by the Company with the intent

of preferring the Holders of the Securities of such
Series over any other creditors of the Company or with

the intent of defeating, hindering, delaying or
defrauding any other creditors of the Company;
(i)

such deposit shall not result in the trust arising from such deposit constituting an
investment company (as defined in the Investment Company

Act of 1940, as amended), or such trust
shall be qualified under such Act or exempt from regulation

thereunder; and
(j)

the Company shall have delivered to the Trustee

an Officers’ Certificate and an Opinion of
Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated
by this Section 8.03 have been complied with.
Section 8.04.

Covenant Defeasance.

Unless this Section 8.04 is otherwise specified pursuant
to Section 2.02(x) to be inapplicable to Securities of any

Series, on and after the date of the deposit
referred to in subparagraph (a) hereof, the Company may

omit to comply with any term, provision or
condition set forth under Sections 4.02, 4.03, 4.04, 4.05 and 5.01 as well as any additional covenants
contained in a supplemental indenture hereto for a particular

Series of Securities or a Board Resolution or
an Officers’ Certificate delivered pursuant to Section

2.02(x) (and the failure to comply with any such
covenants shall not constitute a Default or Event of Default under

Section 6.01) and the occurrence of
any event described in clause (e) of Section 6.01 shall

not constitute a Default or Event of Default
hereunder, with respect to the

Securities of such Series, provided that the following

conditions shall have
been satisfied:
(a)

with reference to this Section 8.04, the Company has

deposited or caused to be
irrevocably deposited (except as provided in Section 8.02(c))

with the Trustee as trust funds in trust,
specifically pledged as security for,

and dedicated solely to, the benefit of the Holders of such

Securities
(i) in the case of Securities of such Series denominated

in Dollars, cash in Dollars (or such other money
or currencies as shall then be legal tender in the United

States) and/or U.S. Government Obligations, or

(ii) in the case of Securities of such Series denominated in a Foreign Currency (other than a composite
currency), money and/or Foreign Government Obligations, which through the payment of interest and
principal in respect thereof, in accordance with their terms,

will provide (and without reinvestment and
assuming no tax liability will be imposed on such Trustee),

not later than one day before the due date of
any payment of money,

an amount in cash, sufficient, in the opinion of a

nationally recognized firm of
independent certified public accountants expressed in a written certification thereof delivered to the
Trustee, to pay principal and interest,

if any, on and any

mandatory sinking fund in respect of the
Securities of such Series on the dates such installments

of interest or principal are due;
(b)

such deposit will not result in a breach or violation of, or constitute a default under,

this
Indenture or any other agreement or instrument to which

the Company

is a party or by which it is bound;
(c)

no Default or Event of Default with respect to the Securities of such Series shall have
occurred and be continuing on the date of such deposit;
(d)

the Company shall have delivered to the Trustee

an Opinion of Counsel from a nationally
recognized law firm confirming that Holders of the Securities of such Series will not recognize income,
gain or loss for federal income tax purposes as a result

of such deposit and defeasance and will be
subject to federal income tax on the same amounts, in

the same manner and at the same times as would
have been the case if such deposit and defeasance

had not occurred;
(e)

the Company shall have delivered to the Trustee

an Officers’ Certificate stating the deposit
was not made by the Company with the intent of preferring the Holders of the Securities of such Series
over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding
any other creditors of the Company; and
(f)

the Company shall have delivered to the Trustee

an Officers’ Certificate and an Opinion of
Counsel, each stating that all conditions precedent herein

provided for relating to the defeasance
contemplated by this Section 8.04 have been complied

with.
Section 8.05.

Repayment to Company.

The Trustee and the Paying

Agent shall promptly pay
to the Company (or its designee) upon Company Order

any excess moneys or U.S. Government
Obligations held by them at any time. The provisions of

the last paragraph of Section 4.07 shall apply to
any money held by the Trustee or any

Paying Agent that remains unclaimed for two years after

the
Maturity of any Series or Securities for which money or

U.S. Government Obligations have been
deposited pursuant to Sections 8.03 and 8.04.
Section 8.06.

Effect of Subordination Provisions.

Unless otherwise expressly established
pursuant to Section 2.02 with respect to the Subordinated

Securities of any Series, the provisions of
Article 10 hereof, insofar as they pertain to the Subordinated

Securities of such series, and the
Subordination Provisions established pursuant to Section 2.02(i)

with respect to such Series, are hereby
expressly made subject to the provisions for satisfaction

and discharge and defeasance and covenant
defeasance set forth in this Article 8 and, anything herein

to the contrary notwithstanding, upon the
effectiveness of such satisfaction and discharge

and defeasance and covenant defeasance pursuant to
this Article 8 with respect to the Securities of such Series, such

Securities shall thereupon cease to be so
subordinated and shall no longer be subject to the provisions of

Article 10 or the Subordination Provisions
established pursuant to Section 2.02(i) with respect to

such series and, without limitation to the foregoing,
all moneys, U.S. Government Obligations and other securities or property deposited with the Trustee

(or
other qualifying trustee) in trust in connection with such satisfaction and discharge, defeasance or
covenant defeasance, as the case may be, and all proceeds therefrom may be applied to pay the
principal of, premium, if any,

on, and mandatory sinking fund payments, if any with respect to the
Securities of such Series as and when the same shall

become due and payable notwithstanding the
provisions of Article 10 or such Subordination Provisions.

ARTICLE 9
A
MENDMENTS AND
W
AIVERS
Section 9.01.

Without Consent of Holders.

The Company and the Trustee may

amend or
supplement this Indenture or the Securities of one or more

Series without the consent of any
Securityholder:
(a)

to convey, transfer,

assign, mortgage or pledge to the Trustee

as security for the Securities
of one or more Series any property or assets;
(b)

to comply with Article 5;
(c)

to add to the covenants of the Company such further covenants,

restrictions, conditions or
provisions as the Company and the Trustee

shall consider to be for the protection of the Holders

of
Securities, and to make the occurrence, or the occurrence

and continuance, of a default in any such
additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement
of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in
respect of any such additional covenant, restriction, condition or provision such supplemental indenture
may provide for a particular period of grace after default

(which period may be shorter or longer than that
allowed in the case of other defaults) or may provide for

an immediate enforcement upon such an Event
of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit
the right of the Holders of a majority in aggregate principal amount of the Securities of such series to
waive such an Event of Default;
(d)

add a guarantor or permit any Person to guarantee the

obligations under any Series of
Securities;
(e)

to cure any ambiguity,

defect or inconsistency;
(f)

to provide for the issuance of and establish the form and

terms and conditions of Securities
of any Series as permitted by this Indenture;
(g)

to conform to any provision of the “Description of the Notes”

section, “Description of Debt
Securities” section or other relevant section describing the terms of the Securities of the applicable
prospectus, prospectus supplement, offering circular,

offering memorandum or other relevant offering
document;
(h)

to evidence and provide for the acceptance of appointment

hereunder by a successor
Trustee with respect to the Securities of

one or more Series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or

facilitate the administration of the trusts
hereunder by more than one Trustee;
(i)

to provide for uncertificated Securities in addition to or in place of certificated Securities;
(j)

to make any change that does not materially adversely

affect the rights of any
Securityholder; and
(k)

to comply with requirements of the SEC in order to effect

or maintain the qualification of
this Indenture under the TIA.
Section 9.02.

With Consent of Holders.

The Company and the Trustee may enter

into a
supplemental indenture with the written consent of the

Holders of at least a majority in principal amount of
the outstanding Securities of each Series affected

by such supplemental indenture (including consents
obtained in connection with a tender offer or exchange

offer for the Securities of such Series), for the
purpose of adding any provisions to or changing in any

manner or eliminating any of the provisions of this

Indenture or of any supplemental indenture or of modifying

in any manner the rights of the
Securityholders of each such Series. Except as provided in

Section 6.13, the Holders of at least a
majority in principal amount of the outstanding Securities

of each Series affected by such waiver by notice
to the Trustee (including consents obtained

in connection with a tender offer or exchange offer

for the
Securities of such Series) may waive compliance by the

Company with any provision of this Indenture or
the Securities with respect to such Series.
It shall not be necessary for the consent of the Holders

of Securities under this Section 9.02 to
approve the particular form of any proposed supplemental

indenture or waiver, but

it shall be sufficient if
such consent approves the substance thereof. After a supplemental indenture or waiver under this
section becomes effective, the Company shall send to

the Holders of Securities affected thereby and,

if
any Bearer Securities affected thereby are outstanding,

publish on one occasion in an Authorized
Newspaper, a notice briefly

describing the supplemental indenture or waiver.

Any failure by the Company
to send or publish such notice, or any defect therein, shall not, however, in any way

impair or affect the
validity of any such supplemental indenture or waiver.
Section 9.03.

Limitations.

Without the consent of each Securityholder affected,

an amendment
or waiver may not:
(a)

extend the final maturity of any Security;
(b)

reduce the principal amount thereof, or premium thereon,

if any;
(c)

reduce the rate or extend the time of payment of interest

thereon,
(d)

reduce any amount payable on redemption thereof;
(e)

make the principal thereof (including any amount in respect

of original issue discount), or
premium thereon, if any,

or interest thereon payable in any coin or currency other

than that provided in
the Securities or in accordance with the terms thereof;
(f)

reduce the amount of the principal of a Discount Security that would be due and payable
upon an acceleration of the maturity thereof pursuant to Section

6.02 or the amount thereof provable in
bankruptcy pursuant to Section 6.04;
(g)

in the case of Subordinated Securities of any series, modify any of the Subordination
Provisions or the definition of “Senior Indebtedness”

relating to such series in a manner adverse to the
holders of such Subordinated Securities;
(h)

alter the provisions of Sections 11.15

or 11.16;
(i)

impair or affect the right of any Securityholder to

institute suit for the payment thereof when
due or, if the Securities provide

therefor, any right of repayment

at the option of the Securityholder;
(j)

reduce the aforesaid percentage of Securities of any Series, the consent of the Holders of
which is required for any such supplemental indenture, or

the consent of whose Holders is required for
any waiver (of compliance with certain provisions of this

Indenture or certain defaults hereunder and their
consequences) provided for in this Indenture; or
(k)

modify any provision of this Section 9.03.
Section 9.04.

Compliance with Trust Indenture

Act.

Every amendment to this Indenture or the
Securities of one or more Series shall be set forth in a

supplemental indenture hereto that complies with
the TIA as then in effect.

Section 9.05.

Revocation and Effect of Consents.

Until an amendment or waiver becomes
effective, a consent to it by a Holder of a Security

is a continuing consent by the Holder and every
subsequent Holder of a Security or portion of a Security

that evidences the same debt as the consenting
Holder’s Security, even if notation

of the consent is not made on any Security.

However, any such Holder
or subsequent Holder may revoke the consent as to

his Security or portion of a Security if the Trustee
receives the notice of revocation before the date the amendment or waiver becomes effective.
Any amendment or waiver once effective shall bind

every Securityholder of each Series affected
by such amendment or waiver unless it is of the type described in any of clauses (a) through (g) of
Section 9.03. In that case, the amendment or waiver shall

bind each Holder of a Security who has
consented to it and every subsequent Holder of a Security

or portion of a Security that evidences the
same debt as the consenting Holder’s Security.
The Company may,

but shall not be obligated to, fix a record date for the

purpose of determining
the Securityholders entitled to give their consent or take

any other action described above or required or
permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the
immediately preceding paragraph, those Persons who

were Securityholders at such record date (or their
duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any
consent previously given or to take any such action, whether or not such Persons continue to be
Securityholders after such record date.
Section 9.06.

Notation on or Exchange of Securities.

The Trustee may place an appropriate
notation about an amendment or waiver on any Security

of any Series thereafter authenticated. The
Company in exchange for Securities of that Series may

issue and the Trustee shall authenticate upon
written request new Securities of that Series that reflect

the amendment or waiver.
Section 9.07.

Trustee Protected.

In executing, or accepting the additional trusts

created by,
any supplemental indenture permitted by this Article or

the modifications thereby of the trusts created by
this Indenture, the Trustee shall be entitled

to receive, and (subject to Section 7.01) shall be

fully
protected in relying upon, an Officers’ Certificate and

an Opinion of Counsel stating that the execution of
such supplemental indenture is authorized or permitted

by this Indenture. The Trustee shall

sign all
supplemental indentures, except that the Trustee

need not sign any supplemental indenture that
adversely affects its rights.
ARTICLE 10
S
UBORDINATION OF
S
ECURITIES
Section 10.01.

Agreement to Subordinate.

The Company, for

itself, its successors and assigns,
covenants and agrees, and each Holder of Subordinated Securities of any Series by his acceptance
thereof, likewise covenants and agrees, that the payment of

the principal of (and premium, if any) and
interest, if any, on, and

mandatory sinking fund payments, if any,

in respect of each and all of the
Subordinated Securities of such series shall be expressly

subordinated, to the extent and in the manner
provided in the Subordination Provisions established with respect to the Subordinated Securities of such
Series pursuant to Section 2.02(i) hereof, in right of payment to the prior payment in full of all Senior Debt
with respect to such Series.
ARTICLE 11
M
ISCELLANEOUS
Section 11.01.

Trust Indenture Act Controls.

If any provision of this Indenture limits, qualifies, or
conflicts with another provision which is required or deemed to be included in this Indenture by the TIA,
such required or deemed provision shall control.

Section 11.02.

Notices.

Any notice or communication by the Company or the Trustee

to the
other is duly given if in writing and delivered in person,

mailed by first-class mail or delivered by electronic
transmission:
if to the Company:
[___]
if to the Trustee:
[___]
The Company or the Trustee by notice to

the other may designate additional or different
addresses for subsequent notices or communications.
Any notice or communication to a Securityholder shall be provided by electronic transmission or
by first-class mail to his address shown on the register

kept by the Registrar and, if any Bearer Securities
are outstanding, published in an Authorized Newspaper.

Failure to provide a notice or communication to a
Securityholder of any Series or any defect in it shall

not affect its sufficiency with respect

to other
Securityholders of that or any other Series.
If a notice or communication is provided or published in the manner provided above, within the
time prescribed, it is duly given, whether or not the Securityholder receives it.
If the Company provides a notice or communication to

Securityholders, it shall provide a copy to
the Trustee and each Agent at the same

time.
In case, by reason of the suspension of or irregularities in regular mail service, it shall be
impracticable to mail notice by the Company when such notice is required to be given pursuant to any
provision of this Indenture, then any manner of giving

such notice as shall be reasonably satisfactory to
the Trustee shall be deemed to be a

sufficient giving of such notice.
Notwithstanding anything in this Indenture to the contrary,

wherever notice is to be given to
Securityholders of Registered Global Securities, it shall

be sufficient if such notice is given in accordance
with the procedures of the Depositary.
Section 11.03.

Communication by Holders with Other Holders.

Securityholders of any Series
may communicate pursuant to TIA § 312(b) with other

Securityholders of that Series or any other Series
with respect to their rights under this Indenture or the Securities of that Series or all Series. The
Company, the Trustee,

the Registrar and anyone else shall have the protection

of TIA § 312(c).
Section 11.04.

Certificate and Opinion as to Conditions Precedent.

Upon any request or
application by the Company to the Trustee

to take or refrain from taking any action under

this Indenture,
the Company shall furnish to the Trustee:
(a)

an Officers’ Certificate stating that, in the opinion

of the signers, all conditions precedent, if
any, provided for in

this Indenture relating to the proposed action have

been complied with; and
(b)

an Opinion of Counsel stating that, in the opinion of such

counsel, all such conditions
precedent have been complied with.
Section 11.05.

Statements Required in Certificate or Opinion.

Each certificate or opinion with
respect to compliance with a condition or covenant provided

for in this Indenture shall include:

(a)

a statement that the person making such certificate or

opinion has read such covenant or
condition;
(b)

a brief statement as to the nature and scope of the examination or investigation upon
which the statements or opinions contained in such certificate or opinion are based;
(c)

a statement that, in the opinion of such individual, he has made such examination or
investigation as is necessary to enable him to express

an informed opinion as to whether or not such
covenant or condition has been complied with; and
(d)

a statement as to whether or not, in the opinion of such

person, such condition or covenant
has been complied with.
Section 11.06.

Rules by Trustee and Agents.

The Trustee may make reasonable rules

for
action by or a meeting of Securityholders of one or more

Series. Any Agent may make reasonable rules
and set reasonable requirements for its functions.
Section 11.07.

Legal Holidays.

Unless otherwise provided by Board Resolution, Officers’
Certificate or supplemental indenture for a particular Series, a “Legal

Holiday” is a Saturday,

Sunday or a
day on which banking institutions in the city (or in any of the cities, if more than one) in which amounts are
payable, as specified in the form of such Security,

are not required by any applicable law or regulation to
be open. If a payment date for the payment of principal

or interest on any Security falls on a Legal
Holiday, such payment

shall be made on the next succeeding Business Day,

and no interest shall accrue
for the intervening period. If a regular record date is

a Legal Holiday, the

record date shall not be affected.
Section 11.08.

No Recourse Against Others.

No recourse under or upon any obligation,
covenant or agreement contained in this Indenture, or in

any Security,

or because of any indebtedness
evidenced thereby, shall

be had against any incorporator,

as such, or against any past, present or future
stockholder, officer

or director, as such, of the Company

or of any successor, either

directly or through the
Company or any successor,

under any rule of law, statute

or constitutional provision or by the
enforcement of any assessment or by any legal or equitable

proceeding or otherwise, all such liability
being expressly waived and released by the acceptance

of the Securities and the coupons, if any,
appertaining thereto by the Holders thereof and as part

of the consideration for the issue of the Securities
and the coupons, if any,

appertaining thereto.
Section 11.09.

Counterparts.

This Indenture may be executed in any number

of counterparts
and by the parties hereto in separate counterparts, each

of which when so executed shall be deemed to
be an original and all of which taken together shall constitute one and the same agreement.
Section 11.10.

Governing Laws; Waiver of Jury Trial.

THIS INDENTURE AND EACH
SECURITY SHALL BE DEEMED TO BE A CONTRACT

UNDER THE LAWS OF THE

STATE

OF NEW
YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED

BY AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF SUCH STATE,

INCLUDING, WITHOUT LIMITATION,

SECTIONS 5-1401 AND 5-
1402 OF THE NEW YORK GENERAL OBLIGATIONS

LAW AND NEW YORK CIVIL PRACTICE

LAWS
AND RULES 327(b).
EACH OF THE COMPANY

AND THE TRUSTEE HEREBY IRREVOCABLY

WAIVES, TO THE
FULLEST EXTENT PERMITTED BY APPLICABLE LAW,

ANY AND ALL RIGHT TO TRIAL BY JURY

IN
ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING

TO THIS INDENTURE, THE NOTES OR
THE TRANSACTION CONTEMPLATED

HEREBY.
Section 11.11.

No Adverse Interpretation of Other Agreements.

This Indenture may not be used
to interpret another indenture, loan or debt agreement

of the Company or a Subsidiary.

Any such
indenture, loan or debt agreement may not be used to

interpret this Indenture.

Section 11.12.

Successors.

All agreements of the Company in this Indenture and the

Securities
shall bind its successor. All

agreements of the Trustee in this Indenture

shall bind its successor.
Section 11.13.

Severability.

In case any provision in this Indenture or

in the Securities shall be
invalid, illegal or unenforceable, the validity,

legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 11.14.

Table

of Contents, Headings, Etc.

The Table

of Contents, Cross Reference
Table,

and headings of the Articles and Sections of this

Indenture have been inserted for convenience of
reference only, are not

to be considered a part hereof, and shall in no way modify

or restrict any of the
terms or provisions hereof.
Section 11.15.

Securities in a Foreign Currency.

Unless otherwise specified in a Board
Resolution, a supplemental indenture hereto or an Officers’

Certificate delivered pursuant to Section 2.02
of this Indenture with respect to a particular Series of

Securities, whenever for purposes of this Indenture
any action may be taken by the Holders of a specified

percentage in aggregate principal amount of
Securities of all Series or all Series affected by

a particular action at the time outstanding and, at such
time, there are outstanding Securities of any Series which

are denominated in a coin or currency other
than Dollars, then the principal amount of Securities of

such Series which shall be deemed to be
outstanding for the purpose of taking such action shall

be that amount of Dollars that could be obtained
for such amount at the Market Exchange Rate at such

time. For purposes of this Section 11.15,

“Market
Exchange Rate” shall mean the noon Dollar buying rate in

New York

City for cable transfers of that
currency as published by the Federal Reserve Bank of

New York.

If such Market Exchange Rate is not
available for any reason with respect to such currency,

the Trustee shall use, in its sole discretion

and
without liability on its part, such quotation of the Federal Reserve

Bank of New York

or quotations from
one or more major banks in The City of New York

or in the country of issue of the currency in question.
The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of
Securities of a Series denominated in currency other than

Dollars in connection with any action taken by
Holders of Securities pursuant to the terms of this Indenture.
All decisions and determinations of the Trustee

regarding the Market Exchange Rate or any
alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall,
in the absence of manifest error,

be conclusive to the extent permitted by law for all purposes

and
irrevocably binding upon the Company and all Holders.
Section 11.16.

Judgment Currency.

The Company agrees, to the fullest extent that it may
effectively do so under applicable law,

that (a) if for the purpose of obtaining judgment

in any court it is
necessary to convert the sum due in respect of the principal of or interest or other amount on the
Securities of any Series (the “Required Currency”) into

a currency in which a judgment will be rendered
(the “Judgment Currency”), the rate of exchange used shall

be the rate at which in accordance with
normal banking procedures the Trustee

could purchase in The City of New York

the Required Currency
with the Judgment Currency on the day on which final unappealable judgment is entered, unless such
day is not a New York

Banking Day,

then, the rate of exchange used shall be the rate at

which in
accordance with normal banking procedures the Trustee

could purchase in The City of New York

the
Required Currency with the Judgment Currency on the

New York

Banking Day preceding the day on
which final unappealable judgment is entered and (b) its

obligations under this Indenture to make
payments in the Required Currency (i) shall not be discharged or satisfied by any tender, any

recovery
pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency
other than the Required Currency,

except to the extent that such tender or recovery shall result in the
actual receipt, by the payee, of the full amount of the Required

Currency expressed to be payable in
respect of such payments, (ii) shall be enforceable as

an alternative or additional cause of action for the
purpose of recovering in the Required Currency the amount,

if any, by which

such actual receipt shall fall
short of the full amount of the Required Currency so expressed to be payable, and (iii) shall not be
affected by judgment being obtained for any other

sum due under this Indenture. For purposes

of the
foregoing, “New York

Banking Day” means any day except a Saturday,

Sunday or a legal holiday in The

City of New York

on which banking institutions are authorized or required

by law, regulation or executive
order to close.
Section 11.17.

Acts of Holders.

(a) Any request, demand, authorization, direction, notice,
consent, waiver or other action provided by this Indenture

to be given or taken by a specified percentage
in principal amount of the Securityholders of any or all

Series may be embodied in and evidenced by one
or more instruments of substantially similar tenor signed by such specified percentage of Securityholders
in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such
action shall become effective when such instrument

or instruments are delivered to the Trustee

and,
where it is hereby expressly required, to the Company.

Such instrument or instruments and any such
record (and the action embodied therein and evidenced

thereby) are herein sometimes referred to as the
“ACT” of the Holders signing such instrument or instruments

and so voting at any such meeting. Proof of
execution of any instrument or of a writing appointing any

such agent shall be sufficient for any purpose of
this Indenture and (subject to Sections 7.01 and 7.02) conclusive in favor of the Trustee and the
Company, if made

in the manner provided in this Section 11.17.
(a)

Subject to Sections 7.01 and 7.02, the execution of any

instrument by a Securityholder or
his agent or proxy may be proved in accordance with such

reasonable rules and regulations as may be
prescribed by the Trustee or in such manner

as shall be satisfactory to the Trustee.

The holding of
Registered Securities shall be proved by the Security register or by a certificate of the registrar thereof.
(b)

The Company, the

Trustee and any agent of the Company

or the Trustee may deem and
treat the person in whose name any Security shall be registered upon the Security register for such series
as the absolute owner of such Security (whether or not

such Security shall be overdue and
notwithstanding any notation of ownership or other writing

thereon) for the purpose of receiving payment
of or on account of the principal of and, subject to the provisions of this Indenture, interest on such
Security and for all other purposes; and neither the Company nor the Trustee nor any agent of the
Company or the Trustee shall be affected

by any notice to the contrary.

The Company, the

Trustee and
any agent of the Company or the Trustee

may treat the Holder of any Bearer Security as the absolute
owner of such Bearer Security (whether or not such Bearer

Security shall be overdue) for the purpose of
receiving payment thereof or on account thereof and for

all other purposes, and neither the Company,

the
Trustee, nor any agent of the Company

or the Trustee shall be affected

by any notice to the contrary.

All
such payments so made to any such person, or upon his

order, shall be valid, and,

to the extent of the
sum or sums so paid, effectual to satisfy and discharge

the liability for moneys payable upon any such
Bearer Security. Notwithstanding

the foregoing, nothing herein shall prevent the Company,

the Trustee or
any Agent from giving effect to any written certification,

proxy or other authorization furnished by the
Depositary or impair, as between

the Depositary and its members, the operation of customary

practices
governing the exercise of the rights of a holder of a beneficial interest in any Registered Global Security
(c)

At any time prior to (but not after) the evidencing to the

Trustee, as provided in this Section
11.17, of the taking of

any action by the Holders of the percentage in aggregate

principal amount of the
Securities of any or all series, as the case may be, specified in this Indenture in connection with such
action, any Holder of a Security the serial number of which

is shown by the evidence to be included
among the serial numbers of the Securities the Holders

of which have consented to such action may,

by
filing written notice at the Corporate Trust

Office and upon proof of holding as provided

in this Article,
revoke such action so far as concerns such Security.

Except as aforesaid, any such action taken by the
Holder of any Security shall be conclusive and binding upon such

Holder and upon all future Holders and
owners of such Security and of any Securities issued in

exchange or substitution therefor or on
registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon
any such Security.

Any action taken by the Holders of the percentage

in aggregate principal amount of
the Securities of any or all series, as the case may be,

specified in this Indenture in connection with such
action shall be conclusively binding upon the Company,

the Trustee and the Holders

of all the Securities
affected by such action.
Section 11.18.

Force Majeure.

In no event shall the Trustee or

any Agent be responsible or
liable for any failure or delay in the performance of its

obligations hereunder arising out of or caused by,

directly or indirectly,

forces beyond its control, including, without limitation, strikes,

work stoppages,
accidents, acts of war or terrorism, civil or military disturbances,

nuclear or natural catastrophes or acts of
God, and interruptions, loss or malfunctions of utilities,

communications or computer (software and
hardware) services; it being understood that the Trustee

and such Agent shall use reasonable efforts

that
are consistent with accepted practices in the banking industry to resume performance as soon as
practicable under the circumstances.
ARTICLE 12
S
INKING
F
UNDS
Section 12.01.

Applicability of Article.

The provisions of this Article shall be applicable to

any
sinking fund for the retirement of the Securities of a Series,

except as otherwise permitted or required by
any form of Security of such Series issued pursuant to

this Indenture.
The minimum amount of any sinking fund payment provided

for by the terms of the Securities of
any Series is herein referred to as a “mandatory sinking

fund payment” and any other amount provided
for by the terms of Securities of such Series is herein referred to as an “optional sinking fund payment.” If
provided for by the terms of Securities of any Series, the cash amount of any sinking fund payment may
be subject to reduction as provided in Section 12.02. Each

sinking fund payment shall be applied to the
redemption of Securities of any Series as provided for by the terms of the Securities of such Series.
Section 12.02.

Satisfaction of Sinking Fund Payments with Securities.

The Company may,

in
satisfaction of all or any part of any sinking fund payment

with respect to the Securities of any Series to
be made pursuant to the terms of such Securities (a) deliver outstanding Securities of such Series to
which such sinking fund payment is applicable (other than

any of such Securities previously called for
mandatory sinking fund redemption) and (b) apply as credit

Securities of such Series to which such
sinking fund payment is applicable and which have been

redeemed either at the election of the Company
pursuant to the terms of such Series of Securities (except pursuant to any mandatory sinking fund) or
through the application of permitted optional sinking fund payments or other optional redemptions
pursuant to the terms of such Securities, provided that such

Securities have not been previously so
credited. Such Securities shall be received by the Trustee,

together with an Officers’ Certificate with
respect thereto, not later than 15 days prior to the date

on which the Trustee begins the process

of
selecting Securities for redemption, and shall be credited for such purpose by the Trustee at the

price
specified in such Securities for redemption through operation of the sinking fund and the amount of such
sinking fund payment shall be reduced accordingly.

If as a result of the delivery or credit of Securities in
lieu of cash payments pursuant to this Section 12.02, the principal amount of Securities of such Series to
be redeemed in order to exhaust the aforesaid cash payment

shall be less than $100,000, the Trustee
need not call Securities of such Series for redemption,

except upon receipt of a Company Order that such
action be taken, and such cash payment shall be held

by the Trustee or a Paying Agent and

applied to
the next succeeding sinking fund payment, provided,

however, that the Trustee

or such Paying Agent
shall from time to time upon receipt of a Company Order pay over and deliver to the Company any cash
payment so being held by the Trustee

or such Paying Agent upon delivery by the Company to

the Trustee
of Securities of that Series purchased by the Company

having an unpaid principal amount equal to the
cash payment required to be released to the Company.
Section 12.03.

Redemption of Securities for Sinking Fund.

Not less than 45 days (unless
otherwise indicated in the Board Resolution, supplemental indenture hereto or Officers’ Certificate in
respect of a particular Series of Securities) prior to each sinking fund payment date for any Series of
Securities, the Company will deliver to the Trustee

an Officers’ Certificate specifying the amount of

the
next ensuing mandatory sinking fund payment for that

Series pursuant to the terms of that Series, the
portion thereof, if any,

which is to be satisfied by payment of cash and the

portion thereof, if any,

which is
to be satisfied by delivering and crediting of Securities of that

Series pursuant to Section 12.02, and the
optional amount, if any,

to be added in cash to the next ensuing mandatory sinking

fund payment, and the
Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 days (unless
otherwise indicated in the Board Resolution, Officers’

Certificate or supplemental indenture in respect of a

particular Series of Securities) before each such sinking

fund payment date the Trustee shall

select the
Securities to be redeemed upon such sinking fund payment

date in the manner specified in Section 3.02
and cause notice of the redemption thereof to be given in the name of and at the expense of the
Company in the manner provided in Section 3.03. Such

notice having been duly given, the redemption of
such Securities shall be made upon the terms and in the

manner stated in Sections 3.04, 3.05 and 3.06.

IN WITNESS WHEREOF,

the parties hereto have caused this Indenture to

be duly executed as
of the day and year first above written.
Vaxxinity,

Inc.
By:
Name:

Title:

[___], Trustee
By:
Name:

Title: